UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08573

Name of Fund: BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock

MuniHoldings California Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2019

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by rallying interest rates as the Fed turned more dovish late in 2018 on the back of slowing global growth and trade uncertainties, indicated by a commitment to sustain the current economic expansion, and ultimately cut interest rates for the first time since 2008 at its July meeting.

Outside of the favorable rate backdrop, municipal technicals remained incredibly supportive with strong demand outpacing moderate supply. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended July 31, 2019, municipal bond funds experienced net inflows of approximately $47 billion (based on data from the Investment Company Institute), although they displayed some bouts of volatility. For the same 12-month period, total new	S&P Municipal Bond Index Total Returns as of July 31, 2019 6 months: 4.98% 12 months: 6.93%

issuance underwhelmed from a historical perspective at just $324 billion (below the $370 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This transitioned the market to a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

A Closer Look at Yields

From July 31, 2018 to July 31, 2019, yields on AAA-rated 30-year municipal bonds decreased by 77 basis points (“bps”) from 3.01% to 2.24%, while ten-year rates decreased by 93 bps from 2.45% to 1.52% and five-year rates decreased by 86 bps from 1.97% to 1.11% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 22 bps, led by 38 bps of flattening between two- and ten-year maturities.

During the same time period, tax-exempt municipal bonds outperformed duration matched U.S. Treasuries, resulting in stretched relative valuations across the curve. However, we believe the impact of tax reform reset the standard for municipal-to-Treasury ratios. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower ratios are likely sustainable as individuals are focused on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. S&P Global Inc.’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of July 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2019 ($14.00)(a)	3.73%
Tax Equivalent Yield(b)	8.13%
Current Monthly Distribution per Common Share(c)	$0.0435
Current Annualized Distribution per Common Share(c)	$0.5220
Leverage as of July 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUC(a)(b)	11.92%	8.17%
Lipper California Municipal Debt Funds(c)	16.62	8.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

California municipal debt slightly lagged the national index, primarily due to elevated new issuance and a reversion from the state’s outperformance in 2017 and the first half of 2018.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. The Fund further benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt. At the sector level, health care and transportation issues were strong contributors.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued ten-plus years ago when yields were higher. The Fund’s higher-quality focus also detracted at a time in which high yield bonds (those rated BBB and below) outperformed the rest of the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.00	$13.07	7.12%	$14.01	$12.10
Net Asset Value	15.56	15.03	3.53	15.56	14.45

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
County/City/Special District/School District	37%	37%
Health	21	19
Transportation	15	13
Utilities	14	16
Education	7	8
Tobacco	3	—
State	2	6
Housing	1	—
Corporate	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	0%
2020	6
2021	12
2022	8
2023	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	1%	14%
AA/Aa	49	67
A	32	12
BBB/Baa	9	2
N/R(b)	9	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represented less than 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of July 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2019 ($14.43)(a)	4.37%
Tax Equivalent Yield(b)	9.02%
Current Monthly Distribution per Common Share(c)	$0.0525
Current Annualized Distribution per Common Share(c)	$0.6300
Leverage as of July 31, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUJ(a)(b)	17.28%	9.44%
Lipper New Jersey Municipal Debt Funds(c)	16.50	8.91

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

New Jersey municipal bonds benefited from positive fundamental revenue surprises and thriving investor demand, which caused yield spreads to tighten and helped the state outperform the broader, national index.

The Fund’s positions in the state tax-backed, transportation and education sectors contributed to Fund performance. The Fund’s use of leverage also aided results by enhancing income and amplifying the effect of the rising market. The Fund further benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. The Fund’s higher-quality bias was an additional headwind to performance at a time when lower-rated bonds outperformed.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued ten-plus years ago in a higher interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.43	$12.90	11.86%	$14.43	$12.25
Net Asset Value	15.95	15.28	4.38	15.95	14.75

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Transportation	29%	28%
State	18	18
Education	17	18
County/City/Special District/School District	13	14
Health	10	10
Housing	4	5
Utilities	4	3
Corporate	3	2
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	3%
2020	8
2021	15
2022	9
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	7%	7%
AA/Aa	36	38
A	19	21
BBB/Baa	33	30
N/R(b)	5	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represented 2% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of July 31, 2019	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2019 ($13.59)(a)	4.42%
Tax Equivalent Yield(b)	7.47%
Current Monthly Distribution per Common Share(c)	$0.0500
Current Annualized Distribution per Common Share(c)	$0.6000
Leverage as of July 31, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MFT(a)(b)	10.01%	8.21%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	14.23	8.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. The Fund further benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt. At the sector level, transportation and health care issues were strong contributors.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued when yields were higher. The Fund’s higher-quality focus also detracted at a time in which lower-rated bonds outperformed.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$13.59	$13.03	4.30%	$14.35	$11.84
Net Asset Value	14.26	13.90	2.59	14.26	13.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Transportation	39%	34%
Health	15	12
County/City/Special District/School District	15	16
Utilities	11	18
Housing	7	4
Education	5	4
State	5	9
Tobacco	3	2
Corporate	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	3%
2020	4
2021	18
2022	3
2023	20

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	2%	5%
AA/Aa	41	54
A	37	23
BBB/Baa	14	12
N/R(b)	6	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represented 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of July 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2019 ($14.24)(a)	4.13%
Tax Equivalent Yield(b)	7.52%
Current Monthly Distribution per Common Share(c)	$0.0490
Current Annualized Distribution per Common Share(c)	$0.5880
Leverage as of July 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MIY(a)(b)	15.80%	9.42%
Lipper Other States Municipal Debt Funds(c)	13.72	8.22

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

Michigan municipal bonds slightly outperformed the national market during the period, reflecting the state’s diverse, improving economy and the longer duration of its index. (Duration is a measure of interest rate sensitivity.) The budget for the 2019 fiscal year is structurally balanced with a conservative revenue forecast. In addition, net migration trends turned positive and reversed the losses of the prior decade. New-issue supply was relatively heavy, however, preventing Michigan’s market from posting an even larger gain.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. Allocations to longer-term issues added value, as bonds with maturities of ten years and above generally outperformed. The Fund’s weighting in bonds rated A and below was an additional positive, as lower-quality issues outpaced the broader market. A position in 4% coupons also contributed positively due to the relative strength in this area. The Fund further benefited from its allocation to the state tax-backed sector.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. In addition, the loss of positions in older, higher-yielding bonds from calls and maturities negatively impacted the Fund’s yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.24	$12.89	10.47%	$14.26	$12.15
Net Asset Value	15.70	15.04	4.39	15.70	14.54

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Health	23%	25%
Education	22	22
County/City/Special District/School District	17	18
Utilities	16	10
Housing	12	4
Transportation	5	6
Corporate	3	2
State	2	13

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	5%
2020	3
2021	16
2022	8
2023	15

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	3%	3%
AA/Aa	65	69
A	26	22
BBB/Baa	4	3
N/R(b)	2	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represented less than 1% of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of July 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2019 ($14.18)(a)	3.89%
Tax Equivalent Yield(b)	6.93%
Current Monthly Distribution per Common Share(c)	$0.0460
Current Annualized Distribution per Common Share(c)	$0.5520
Leverage as of July 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MPA(a)(b)	12.18%	10.32%
Lipper Pennsylvania Municipal Debt Funds(c)	15.30	8.92

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

Pennsylvania municipal bonds benefited from a positive fundamental backdrop with growing tax collections. Demand for higher-yielding investment-grade debt led to tightening yield spreads on Pennsylvania general obligation bonds and helped the state outperform the broader, national index.

The Fund’s positions in the health care and education sectors contributed to Fund performance. The Fund’s use of leverage also aided results by enhancing income and amplifying the effect of the rising market. The Fund further benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. The Fund’s higher-quality bias was an additional headwind to performance at a time when lower-rated bonds outperformed.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued ten-plus years ago in a higher interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.18	$13.26	6.94%	$14.20	$12.30
Net Asset Value	16.06	15.27	5.17	16.06	14.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Education	25%	23%
Health	20	18
County/City/Special District/School District	18	17
Transportation	11	13
State	9	13
Utilities	7	8
Housing	6	6
Tobacco	3	—
Corporate	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	0%
2020	6
2021	12
2022	8
2023	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	1%	1%
AA/Aa	49	53
A	32	34
BBB/Baa	9	8
N/R(b)	9	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represented 2% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments July 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 112.0%

California — 112.0%

Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	$2,435	$2,444,594

County/City/Special District/School District — 35.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/42	5,000	5,415,650
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure Improvement Program Phase II, Series A, 5.00%, 06/01/43	2,000	2,417,160
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 08/01/21(a)	9,120	9,980,472
Chabot-Las Positas Community College District, GO, Election of 2016, Series A, 4.00%, 08/01/47	1,500	1,628,235
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(b):
0.00%, 08/01/32	250	170,068
0.00%, 08/01/33	500	322,785
0.00%, 08/01/34	510	313,007
0.00%, 08/01/35	545	318,247
0.00%, 08/01/36	500	278,165
0.00%, 08/01/37	650	345,104
0.00%, 08/01/38	625	316,450
0.00%, 08/01/39	750	362,377
0.00%, 08/01/40	1,855	853,968
0.00%, 08/01/41	305	133,767
0.00%, 02/01/42	350	149,842
City of Riverside California Electric Revenue, Refunding RB, Series A, 5.00%, 10/01/43	3,500	4,312,980
City of Sacramento Caliifornia Transient Occupancy Tax Revenue, RB, Convention Center Complex, Series A, 5.00%, 06/01/43	1,230	1,481,535
Coronado Community Development Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A, 5.00%, 09/01/33	2,055	2,456,526
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Green Bond, Series A, 5.00%, 07/01/44	2,000	2,451,360
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series D, 5.00%, 12/01/45	1,430	1,687,228
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,665	2,874,123
County of San Luis Obispo Community College District, GO, Refunding Series B, 4.00%, 03/01/36	3,555	3,920,063
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/43	10,225	10,629,603
Fremont Union High School District, GO, Refunding, 4.00%, 08/01/40	2,500	2,732,475
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/40	5,500	6,245,965
Gavilan Joint Community College District, GO, Election of 2004, Series D(a):
5.50%, 08/01/31	2,170	2,364,020
5.75%, 08/01/35	8,400	9,192,540
Glendale Community College District, GO, Election of 2016, Series A, 4.00%, 08/01/46	8,000	8,688,560
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/40(a)	2,000	2,198,660
Hayward Unified School District, GO, Series A (BAM), 4.00%, 08/01/48	2,000	2,156,140

Security	Par (000)	Value

County/City/Special District/School District (continued)
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	$5,715	$6,625,399
5.75%, 11/01/34	12,085	14,207,489
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement:
5.25%, 08/01/35	1,515	1,732,206
5.25%, 08/01/39(a)	2,185	2,549,655
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(a)	11,000	11,440,330
Modesto Irrigation District, RB, Series A:
5.00%, 10/01/37	2,500	3,117,950
5.00%, 10/01/38	3,000	3,729,360
5.00%, 10/01/39	1,700	2,107,490
Mount San Jacinto Community College District, GO, Series A, 5.00%, 08/01/35	3,565	4,292,902
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 08/01/20(a)	10,000	10,400,300
Rio Elementary School District, GO, Series A (AGM), 5.25%, 08/01/40	5,865	6,960,582
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	2,545	2,786,368
San Benito High School District, GO, Election of 2016, 4.00%, 08/01/48	5,000	5,448,850
San Diego California Unified School District, GO ,CAB, Election of 2008, Series K-2(b):
0.00%, 07/01/38	2,755	1,434,308
0.00%, 07/01/39	3,340	1,660,114
0.00%, 07/01/40	4,285	2,036,403
Series B, 3.25%, 07/01/48	6,000	6,109,260
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 05/01/36	2,560	2,569,933
5.75%, 05/01/42	4,500	4,816,035
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/39	5,800	6,543,154
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/32	1,700	2,039,014
5.00%, 10/01/33	1,125	1,344,037
Santa Clara Unified School District, GO, Election of 2018, 3.25%, 07/01/44	8,000	8,131,120
Santa Clarita Community College District, GO, Refunding, 4.00%, 08/01/46	10,000	10,780,400
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 09/01/19(a)	5,635	5,656,695
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,916,915
West Contra Costa California Unified School District, GO :
Election of 2010, Series A (AGM), 5.25%, 08/01/21(a)	5,390	5,845,347
Election of 2010, Series B, 5.50%, 08/01/39	3,195	3,661,406
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,865,200

		229,205,297

Education — 7.3%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	5,800	8,601,342
California Municipal Finance Authority, RB, Emerson College, 6.00%, 01/01/22(a)	2,750	3,079,450
California Municipal Finance Authority, Refunding RB, Emerson College, Series B, 5.00%, 01/01/42	1,750	2,041,760

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
California School Finance Authority, RB, Kipp Socal Projects, Series A(c):
5.00%, 07/01/49	$350	$412,402
5.00%, 07/01/54	500	589,210
California Statewide Communities Development Authority, Refunding RB:
CHF-Irvine LLC, 5.00%, 05/15/40	750	868,860
University of California, RB, Limited Project, Series M, 5.00%, 05/15/47	15,000	17,928,150
University of California, Refunding RB:
Series AO, 5.00%, 05/15/40	5,430	6,452,958
Series AZ, 4.00%, 05/15/48	6,000	6,506,400

		46,480,532

Health — 19.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(a)	6,305	6,305,000
California Health Facilities Financing Authority, RB :
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	8,627,040
City of Hope Obligated Group, 5.00%, 11/15/49	10,000	11,709,600
Lucile Slater Packard Children’s Hospital at Stanford, Series A, 4.00%, 11/15/47	825	874,310
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,158,910
Sutter Health, Series A,
5.00%, 11/15/35	1,960	2,400,471
4.00%, 11/15/42	450	487,386
Sutter Health, Series B, 6.00%, 08/15/42(a)	9,655	10,155,708
California Health Facilities Financing Authority, Refunding RB:
Providence Health and Services, Series A, 5.00%, 10/01/38	10,970	12,748,456
St. Joseph Health System, Series A, 5.00%, 07/01/37	10,000	11,252,600
Sutter Health, Series B, 5.00%, 11/15/46	8,295	9,750,524
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/37	3,110	3,598,737
5.00%, 02/01/42	5,250	6,045,952
California Statewide Communities Development Authority, RB:
Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,580,550
Huntington Memorial Hospital Project, 4.00%, 07/01/48	2,220	2,321,698
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 05/15/42	1,135	1,219,410
Front Porch Communities and Services, 4.00%, 04/01/42	3,005	3,169,884
Front Porch Communities and Services, 4.00%, 04/01/47	2,655	2,769,457
Front Porch Communities and Services, 5.00%, 04/01/47	2,995	3,463,119
John Muir Health, Series A, 5.00%, 08/15/51	1,635	1,873,416
John Muir Health, Series A, 5.00%, 12/01/53	1,000	1,175,420
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,361,963
John Muir Health, Series A, 5.00%, 12/01/57	1,750	2,008,527
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	6,695,517
University of California Regents Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/47	4,000	4,681,520

		123,435,175

Housing — 1.7%
Freddie Mac Multifamily Maryland Certificates, RB, M/F Housing, Pass-Through, Class A, 3.35%, 11/25/33	9,871	10,750,452

State — 3.1%
State of California, GO:
Various Purposes, 6.00%, 03/01/33	5,000	5,138,850

Security	Par (000)	Value

State (continued)
Refunding, 5.00%, 08/01/45	$5,690	$6,699,861
Refunding Veterans Bond, 4.00%, 12/01/40	4,000	4,287,520
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,349,409
State of California Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,316,752

		19,792,392

Tobacco — 4.6%
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Series A (AGM), 5.00%, 06/01/40	9,765	11,289,609
Series A-1, 5.00%, 06/01/31	7,560	8,966,387
Series A-1, 3.50%, 06/01/36	9,055	9,175,975

		29,431,971

Transportation — 18.4%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,729,230
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	13,915	16,228,369
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.00%, 05/01/29	6,435	7,059,710
San Francisco International Airport, 5.00%, 05/01/41	5,000	5,801,750
5.00%, 05/01/44	5,000	6,006,500
5.00%, 05/01/47	5,000	5,808,550
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airport, Senior, Series D, 5.25%, 05/15/29	2,590	2,673,139
Senior Series A, AMT, 5.00%, 05/15/40	3,830	4,412,543
Series D, AMT, 5.00%, 05/15/35	2,000	2,334,640
Series D, AMT, 5.00%, 05/15/36	1,500	1,741,335
Sub-Series A, AMT, 5.00%, 05/15/47	6,725	7,840,408
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport:
5.00%, 05/15/43	7,000	8,646,260
Senior, Series A, 5.00%, 05/15/40	3,000	3,080,700
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,608,851
Series A, 5.00%, 03/01/47	11,770	13,703,576
Series A-1, 5.25%, 03/01/23	3,785	4,018,042
Series A-1, 6.25%, 03/01/34	1,400	1,501,584
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,250	1,492,325
Senior Series A, 5.00%, 07/01/41	2,500	2,989,625
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,545	5,222,569
County of San Diego Regional Airport Authority, Refunding ARB, Subordinate, Series A, 5.00%, 07/01/42	4,275	5,148,040
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 08/01/19(a)	5,530	5,530,000
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	500	570,035

		117,147,781

Utilities — 21.3%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(a)	2,200	2,359,742
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	3,000	3,210,360

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	$8,825	$10,693,429
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	16,000	16,861,600
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/28(a)	1,325	1,369,215
5.00%, 06/01/28	675	697,505
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/39	5,245	6,123,065
Series B, 5.00%, 11/01/30(a)	10,000	10,099,900
City of San Mateo Foster Public Financing Authority, RB, Clean Water Program, 4.00%, 08/01/44	8,000	8,944,560
County of Los Angeles Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51	18,270	21,758,474
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 08/01/41(a)	4,000	4,298,800
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A:
5.00%, 06/01/42	5,000	6,176,450
4.00%, 06/01/45	4,585	5,051,203
5.00%, 06/01/45	5,500	6,719,515
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,468,700
San Diego Public Facilities Financing Authority, Refunding RB, Subordinate, Series A, 5.00%, 08/01/43	9,655	11,944,876
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 02/01/33	7,325	8,031,350

		135,808,744

Total Municipal Bonds — 112.0% (Cost — $670,479,684)		714,496,938

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 52.8%

County/City/Special District/School District — 25.5%
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,816,699
County of San Luis California Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 08/01/40	6,585	7,174,025
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	21,043,043
Foothill-De Anza Community College District, GO, Series C, 5.00%, 08/01/40(a)	40,000	43,182,000
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	9,596	9,596,386
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,876,555
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	9,990	11,957,431
Southwestern Community College District, GO, Election of 2008, Series D, 5.00%, 08/01/44	10,820	12,480,004
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	8,493	8,611,046
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	18,854,020

		162,591,209

Security	Par (000)	Value

Education — 3.9%
University of California, RB, Series AM, 5.25%, 05/15/44	$10,210	$11,868,512
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	6,001	7,166,751
Series AF, 5.00%, 05/15/39	5,000	5,629,600

		24,664,863

Health — 15.1%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	17,720	19,376,643
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	7,036,620
Sutter Health, Series A, 5.00%, 08/15/52	14,520	16,090,338
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,218,515
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	4,997	5,419,287
Sutter Health, Series A, 5.00%, 08/15/43	19,425	22,578,449
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,070	20,800,031

		96,519,883

Transportation — 5.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/49(e)	10,005	10,731,963
City of Los Angeles California Department of Airports, ARB, Series D, AMT, 5.00%, 05/15/41	13,332	15,346,116
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,287,640
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,336,550

		36,702,269

Utilities — 2.5%
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	13,790	16,204,491

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.8% (Cost — $316,359,392)		336,682,715

Total Long-Term Investments — 164.8% (Cost — $986,839,076)		1,051,179,653

Total Investments — 164.8% (Cost — $986,839,076)		1,051,179,653

Other Assets Less Liabilities — 0.2%		1,148,332

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.2)%		(160,506,002)

VMTP Shares, at Liquidation Value, Net of Deferred Offering Costs — (39.8)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$637,821,983

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2025 is $6,875,658. See Note 4 of the Notes to Financial Statements for details.

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class(b)	—	—	—	$—	$61,251	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	—	—	—	—	9,013	(1)	—

				$—	$70,264	$(1)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	41	09/19/19	$5,224	$(61,983)
Long U.S. Treasury Bond	302	09/19/19	46,989	(874,181)
5-Year U.S. Treasury Note	103	09/30/19	12,108	(3,626)

				$(939,790)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$939,790	$—	$939,790

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,783,658)	$—	$(3,783,658)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,320,471)	$—	$(1,320,471)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$55,708,141

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,051,179,653	$—	$1,051,179,653

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(939,790)	$—	$—	$(939,790)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(159,554,993)	$—	$(159,554,993)
VMTP Shares at Liquidation Value	—	(254,000,000)	—	(254,000,000)

	$—	$(413,554,993)	$—	$(413,554,993)

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 137.3%

New Jersey — 137.3%

Corporate — 4.4%
New Jersey EDA, RB:
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	$795	$874,301
State House Project, Series B, Remark 10, 5.00%, 06/15/43	1,235	1,399,366
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 07/01/46	2,770	3,094,893
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	7,500	7,544,925
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	3,150	3,236,877
New Jersey Natural Gas Company Project, 3.38%, 04/01/38	2,230	2,282,940
New Jersey Natural Gas Company Project, 3.50%, 04/01/42	1,675	1,715,502
Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	810	939,098

		21,087,902

County/City/Special District/School District — 16.0%
Borough of Edgewater New Jersey Board of Education, GO, Refunding (AGM)(a):
4.25%, 03/01/20	3135	3,192,433
4.30%, 03/01/20	1,670	1,701,079
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	11,130	12,136,597
5.25%, 11/01/44	3,755	4,094,903
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	3,340	3,890,966
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 07/01/32	2,210	2,216,696
5.00%, 07/01/33	670	672,003
5.00%, 07/01/35	595	596,737
5.00%, 07/01/37	705	707,016
County of Essex New Jersey, GO, Vocational School, Series B, 3.00%, 09/01/46	1,700	1,680,348
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	327,078
5.50%, 10/01/28	4,840	6,456,850
County of Hudson New Jersey Improvement Authority, RB, CAB, Series A-1 (NPFGC), 0.00%, 12/15/32(b)	1,000	701,400
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 09/01/30	500	501,735
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC), 5.00%, 12/01/19	5	5,016
County of Union New Jersey, GO, Refunding(a):
4.00%, 03/01/21	11425	11,945,295
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	650	701,961
Ewing Township Board of Education, GO:
4.00%, 07/15/38	1,470	1,632,744
4.00%, 07/15/39	1,330	1,472,084
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(c)	535	657,569

Security	Par (000)	Value

County/City/Special District/School District (continued)
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/26(c)	$1,415	$1,784,159
School Facilities Construction, Series EEE, 5.00%, 06/15/43	5,395	6,113,236
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC)(c):
5.50%, 03/01/21	7,430	7,930,188
5.50%, 03/01/22	4,200	4,658,262
Township of Irvington New Jersey, GO, Refunding, Series A (AGM), 5.00%, 07/15/33	1,175	1,331,545

		77,107,900

Education — 25.1%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	1,985	2,283,683
Series A, 5.00%, 07/01/31	1,950	2,296,164
Series A, 5.00%, 07/01/32	1,775	2,085,004
Series A, 5.00%, 07/01/33	2,250	2,636,010
Series A, 5.00%, 07/01/34	1,200	1,401,888
New Jersey EDA, LRB, Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/33	3,065	3,458,331
New Jersey EDA, RB, Series A:
Foundation Academy Charter School Project, 5.00%, 07/01/38	190	214,204
Foundation Academy Charter School Project, 5.00%, 07/01/50	495	548,579
Provident Group — Rowan Properties LLC, 5.00%, 01/01/35	2,000	2,193,680
Provident Group — Rowan Properties LLC, 5.00%, 01/01/48	2,000	2,155,960
New Jersey EDA, Refunding RB, Provident Group-Monteclair Properites LLC (AGM), 5.00%, 06/01/37	3,990	4,674,125
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 4.00%, 09/01/28	9,705	10,459,564
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	5,370	5,963,439
Rider University Issue, Series F, 4.00%, 07/01/42	2,365	2,416,533
Rider University Issue, Series F, 5.00%, 07/01/47	2,185	2,436,013
New Jersey Educational Facilities Authority, Refunding RB:
Montclair State University, Series A, 5.00%, 07/01/39	15,555	17,720,256
Montclair State University, Series A, 5.00%, 07/01/44	3,540	4,020,873
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	4,000	4,125,840
Princeton University, Series I, 5.00%, 07/01/34	3,295	4,083,955
Seton Hall University, Series D, 5.00%, 07/01/38	500	561,235
Seton Hall University, Series D, 5.00%, 07/01/43	600	668,586
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	1,145	1,200,876
New Jersey Higher Education Student Assistance Authority, RB, AMT, Student Loan:
Senior Series 1A, 4.00%, 12/01/28	815	858,725
Senior Series 1A, 4.50%, 12/01/28	1,975	2,119,175
Senior Series 1A, 4.00%, 12/01/29	540	567,410
Senior Series 1A, 4.00%, 12/01/29	4,050	4,305,312
Senior Series 1A, 4.50%, 12/01/29	2,475	2,648,275
Senior Series 1A, 4.63%, 12/01/30	2,425	2,599,139
Senior Series 1A, 4.00%, 12/01/31	880	918,562
Senior Series 1A, 4.25%, 12/01/32	1,455	1,547,392
Senior Series 1A, 4.13%, 12/01/35	535	555,608
Senior Series 1A, 4.50%, 12/01/36	1,280	1,361,178
Sub-Series C, 4.00%, 12/01/48	1,760	1,858,912

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.38%, 12/01/24	$630	$666,716
Series 1, AMT, 5.50%, 12/01/26	755	799,900
Series A, 2.38%, 12/01/29	2,090	2,105,445
Sub-Series C, AMT, 3.63%, 12/01/49	2,375	2,402,716
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(a)	2,120	2,356,889
5.00%, 07/01/42	4,825	5,209,987
5.00%, 07/01/45	7,500	8,636,175
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/30	1,565	1,769,139

		120,891,453

Health — 14.4%
County of Camden New Jersey Improvement Authority, Refunding RB, Cooper Healthcare System, Series A, 5.00%, 02/15/33	2,000	2,263,580
New Jersey EDA, RB, Reunding Cranes Mill Project:
5.00%, 01/01/34	675	780,030
5.00%, 01/01/39	675	773,449
5.00%, 01/01/49	1,355	1,538,562
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	2,270	2,677,238
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	7,105	8,000,301
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.50%, 07/01/21(a)	4,055	4,392,822
AHS Hospital Corp., 6.00%, 07/01/21(a)	4,180	4,567,695
AHS Hospital Corp., 4.00%, 07/01/41	1,600	1,728,816
Catholic Health East Issue, 5.00%, 11/15/33	1,925	2,010,220
Hackensack University Medical Center (AGM), 4.63%, 01/01/20(a)	7,795	7,909,041
Meridian Health System Obligated Group, 5.00%, 07/01/25	1,000	1,107,900
Meridian Health System Obligated Group, 5.00%, 07/01/26	3,720	4,118,151
Princeton Healthcare System, 5.00%, 07/01/34	1,330	1,580,692
Princeton Healthcare System, 5.00%, 07/01/39	1,825	2,148,591
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,865	2,002,208
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,080	3,628,302
St. Barnabas Health Care System, Series A, 5.00%, 07/01/21(a)	3,640	3,900,551
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(a)	9,310	10,086,174
Virtua Health, 5.00%, 07/01/28	3,000	3,442,590
Virtua Health, 5.00%, 07/01/29	715	818,997

		69,475,910

Housing — 6.8%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	1,300	1,378,442
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 05/01/27	4,300	4,307,998
M/F Housing, Series A, 4.55%, 11/01/43	4,710	4,837,594
S/F Housing, Series B, 4.50%, 10/01/30	8,360	8,641,899
New Jersey Housing & Mortgage Finance Agency, Refunding RB:
M/F Housing, Series 2, AMT, 4.60%, 11/01/38	3,120	3,241,961

Security	Par (000)	Value

Housing (continued)
M/F Housing, Series 2, AMT, 4.75%, 11/01/46	$3,795	$3,917,996
M/F Housing, Series A, 4.00%, 11/01/48	370	388,555
M/F Housing, Series A, 4.10%, 11/01/53	220	231,130
Series D, AMT, 4.25%, 11/01/37	490	515,931
Series D, AMT, 4.35%, 11/01/42	1,000	1,045,070
S/F Housing, Series A, 3.75%, 10/01/35	3,995	4,267,179

		32,773,755

State — 23.4%
Garden State Preservation Trust, RB, CAB, Series B (AGM)(b):
0.00%, 11/01/23	15,725	14,697,371
0.00%, 11/01/25	10,000	8,897,800
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	5,252,350
5.25%, 11/01/21	7,705	8,394,135
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(b)	2,325	2,251,716
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/24	1,785	2,083,256
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	4,465	5,292,186
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/26	6,085	7,303,765
School Facilities Construction,
Series KK, 5.00%, 03/01/38	325	347,490
Series WW, 5.25%, 06/15/33	380	433,496
Series WW, 5.00%, 06/15/34	5,500	6,167,865
Series WW, 5.00%, 06/15/36	3,115	3,478,116
Series WW, 5.25%, 06/15/40	8,375	9,425,476
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/24	5,000	5,446,700
Cigarette Tax, 5.00%, 06/15/26	1,250	1,354,912
Cigarette Tax, 5.00%, 06/15/28	2,430	2,620,488
Cigarette Tax, 5.00%, 06/15/29	3,195	3,439,130
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 09/01/27	1,000	1,235,590
School Facilities Construction, Series NN, 5.00%, 03/01/29	5,000	5,486,750
Sub-Series A, 4.00%, 07/01/32	5,000	5,250,000
Sub Series A, 5.00%, 07/01/33	3,875	4,371,620
Sub Series A, 4.00%, 07/01/34	8,800	9,111,872

		112,342,084

Tobacco — 3.6%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,960	2,235,557
Sub-Series B, 5.00%, 06/01/46	13,815	14,954,599

		17,190,156

Transportation — 38.0%
Delaware River Port Authority, RB:
5.00%, 01/01/29	2,000	2,302,640
5.00%, 01/01/37	8,830	10,003,065
Series D, 5.05%, 01/01/20(a)	1,430	1,453,109
Series D (AGM), 5.00%, 01/01/20(a)	5,200	5,282,992
New Brunswick Parking Authority, Refunding RB, City Guaranteed, Series B (AGM), 3.00%, 09/01/39	2,500	2,513,650
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.13%, 01/01/34	2,290	2,562,922
5.38%, 01/01/43	7,730	8,610,911

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/35	$1,440	$1,727,309
Series E, 5.00%, 01/01/45	8,000	9,182,000
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 01/01/29	4,000	5,233,240
Series A (AGM), 5.25%, 01/01/30	4,000	5,311,320
Series A (BHAC), 5.25%, 01/01/29	500	654,155
Series B, 5.00%, 01/01/34	2,300	2,802,320
Series G, 5.00%, 01/01/36	5,000	6,072,000
Series G, 4.00%, 01/01/43	3,320	3,614,916
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	6,000	3,449,100
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(b)	8,800	5,975,024
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(b)	4,160	2,391,376
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36(b)	7,210	3,980,569
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,250	2,654,460
Transportation Program, Series AA, 5.00%, 06/15/33	3,000	3,218,010
Transportation Program, Series AA, 5.25%, 06/15/33	5,690	6,305,373
Transportation Program, Series AA, 5.25%, 06/15/34	1,305	1,483,602
Transportation Program, Series AA, 5.00%, 06/15/38	2,340	2,568,712
Transportation System, Series A, 6.00%, 06/15/35	6,365	6,793,237
Transportation System, Series A, 5.00%, 06/15/42	5,000	5,319,650
Transportation System, Series A (NPFGC), 5.75%, 06/15/24	1,205	1,433,119
Transportation System, Series B, 5.25%, 06/15/36	2,500	2,632,250
Transportation System, Series D, 5.00%, 06/15/32	3,300	3,703,755
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement, 5.00%, 06/15/31	6,730	7,903,577
Transportation System, 5.00%, 12/15/32	4,285	5,073,740
Transportation System, 5.00%, 12/15/35	2,435	2,837,554
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	5,000	5,526,500
New Jersey Turnpike Authority, Refunding RB:
Series B, 5.00%, 01/01/40	9,740	11,723,356
Series E, 5.00%, 01/01/32	3,715	4,556,856
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,213,850
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,110,100
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	4,000	4,195,240
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	4,005	4,537,184
Consolidated, 206th Series, 5.00%, 11/15/42	3,110	3,698,692
Consolidated, 206th Series, 5.00%, 11/15/47	3,475	4,101,960
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B:
5.00%, 01/01/42	3,000	3,386,520
5.00%, 01/01/48	1,500	1,672,785

		182,772,700

Utilities — 5.6%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 04/01/22	2,000	2,003,760
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 08/01/20(c)	6,045	6,272,534

Security	Par (000)	Value

Utilities (continued)
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(b):
0.00%, 09/01/26	$4,100	$3,615,503
0.00%, 09/01/28	6,600	5,471,136
0.00%, 09/01/29	9,650	7,709,674
0.00%, 09/01/33	2,350	1,608,129

		26,680,736

Total Municipal Bonds — 137.3% (Cost — $607,503,348)		660,322,596

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New Jersey — 23.1%

County/City/Special District/School District — 5.6%
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	7,573	8,030,967
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	17,300	18,682,962

		26,713,929

Education — 2.3%
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43	10,000	11,096,100

Health — 1.4%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	6,133	6,543,736

State — 4.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	12,460	15,868,558
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(e)	6,698	7,350,240

		23,218,798

Transportation — 9.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	3,120	3,691,803
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 01/01/38(a)(e)	9,300	10,339,089
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(e)	2,661	2,801,360
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
163rd Series, 5.00%, 07/15/39	15,545	16,031,397
169th Series, 5.00%, 10/15/41	10,000	10,622,500

		43,486,149

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.1% (Cost — $103,200,281)		111,058,712

Total Long-Term Investments — 160.4% (Cost — $710,703,629)		771,381,308

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.27%(f)(g)	2,382,612	$2,383,089

Total Short-Term Securities — 0.5% (Cost — $2,383,089)		2,383,089

Total Investments — 160.9% (Cost — $713,086,718)		773,764,397

Liabilities in Excess of Other Assets — 0.7%		3,502,881

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.4)%		(59,595,937)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (49.2)%		(236,646,900)

Net Assets Applicable to Common Shares — 100.0%		$481,024,441

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements which expire between July 01, 2020 to December 15, 2020, is $13,916,017. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,217,685	1,164,927	2,382,612	$2,383,089	$34,762	$573	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	49	09/19/19	$6,244	$(17,768)
Long U.S. Treasury Bond	110	09/19/19	17,115	(227,456)
5-Year U.S. Treasury Note	77	09/30/19	9,052	(8,637)

				$(253,861)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$253,861	$—	$253,861

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,922,770)	$—	$(2,922,770)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(408,687)	$—	$(408,687)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$38,797,838

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$771,381,308	$—	$771,381,308
Short-Term Securities	2,383,089	—	—	2,383,089

	$2,383,089	$771,381,308	$—	$773,764,397

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(253,861)	$—	$—	$(253,861)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(59,414,741)	$—	$(59,414,741)
VRDP Shares at Liquidation Value	—	(237,100,000)	—	(237,100,000)

	$—	$(296,514,741)	$—	$(296,514,741)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments July 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 131.9%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$350	$375,004

Arizona — 1.9%
Arizona IDA, RB, NCCU Properties LLC-North Carolina Central University Project, Series A (BAM), 5.00%, 06/01/58	665	772,570
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	270	301,868
County of Maricopa Pollution Control Corp., Refunding RB, EL Paso Electric Co. Palo Varde Project, Series B, 3.60%, 04/01/40	1,250	1,268,613

		2,343,051

California — 18.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,150	1,209,639
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47	780	816,949
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	720	826,934
2nd, 5.25%, 05/01/33	560	635,298
5.00%, 05/01/44	745	839,175
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	1,600	1,700,752
6.25%, 03/01/34	1,250	1,340,700
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,000	2,381,240
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	970	1,132,456
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	1,000	1,089,410
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	1,740	2,015,964
5.25%, 05/15/38	495	558,810
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 08/01/34(a)	1,020	1,020,000
Santa Clara Unified School District, GO, Election of 2018, 3.25%, 07/01/44	515	523,441
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	3,483,776
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,170,150
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	490	562,814
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	370	434,868

		21,742,376

Colorado — 2.3%
City & County of Denver Colorado, RB, Capital Appreciation Bonds Series, Series A-2, 0.00%, 08/01/38(b)	835	420,306
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	580,245
5.50%, 11/15/30	225	260,201
5.50%, 11/15/31	270	311,634
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series B-1, 4.00%, 11/09/22(a)	615	670,719

Security	Par (000)	Value

Colorado (continued)
Denver International Business Center Metropolitan District No. 1, GO, Series A, 4.00%, 12/01/48	$495	$496,188

		2,739,293

Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	380	401,386

Florida — 13.3%
Capital Trust Agency, Inc., RB, Advantage Academy of Hillsborough Projects, Series A:
5.00%, 12/15/49	140	150,408
5.00%, 12/15/54	125	134,271
County of Broward Florida Airport System, ARB, Series A, AMT, 5.00%, 10/01/45	575	661,888
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,348,612
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,069,830
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	40	40,931
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	30	30,696
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	1,840	2,115,926
Series A, 5.50%, 10/01/42	2,125	2,384,314
Series B, AMT, 6.00%, 10/01/26	590	684,152
Series B, AMT, 6.00%, 10/01/27	775	896,923
Series B, AMT, 6.25%, 10/01/38	310	356,023
Series B, AMT, 6.00%, 10/01/42	410	467,519
County of Miami-Dade Florida, Refunding RB:
Seaport Department, Series D, AMT, 6.00%, 10/01/26	735	852,291
Water & Sewer System, Series B, 5.25%, 10/01/29	500	576,260
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,375,763
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/41	1,000	1,116,150
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	710	806,887

		16,068,844

Georgia — 4.1%
Brookhaven Development Authority, RB, Children’s Helthcare of Atlanta, Series A(c):
3.00%, 07/01/46	980	966,496
4.00%, 07/01/49	1,205	1,321,981
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,000	2,700,500

		4,988,977

Hawaii — 1.9%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	1,000	1,146,130
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	250	284,588
5.25%, 08/01/26	810	921,010

		2,351,728

Idaho — 0.6%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, 4.00%, 12/01/43	605	660,981

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 17.1%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	$1,010	$1,113,434
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(a)	645	686,815
Series A, 5.75%, 01/01/39	125	131,705
Series C, 6.50%, 01/01/21(a)	3,680	3,956,368
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,069,750
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	3,000	3,095,370
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	1,375	1,444,644
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,089,530
5.25%, 12/01/43	1,190	1,274,073
Illinois Finance Authority, RB, Series A:
Carle Foundation, 6.00%, 08/15/41	1,555	1,671,019
Chicago LLC, University of Illinois at Chicago Project, 5.00%, 02/15/37	480	548,107
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	940	1,014,053
6.00%, 06/01/21	270	293,709
State of Illinois, GO:
5.25%, 02/01/32	1,000	1,085,200
5.50%, 07/01/33	1,500	1,636,005
5.50%, 07/01/38	280	304,013
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	235	266,058

		20,679,853

Indiana — 0.3%
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	375	409,414

Louisiana — 2.5%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,000	1,137,090
Louisiana Public Facilities Authority, RB, Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 07/01/47	1,110	1,267,664
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	650	651,203

		3,055,957

Maine — 0.3%
Maine State Housing Authority, RB, S/F Housing, Mortgage Purchase Bonds, Series B, 3.35%, 11/15/44	300	306,654

Maryland — 1.6%
Maryland Community Development Administration, Refunding RB, S/F Housing:
Series A, 4.10%, 09/01/38	645	700,438
Series B, 3.35%, 09/01/42	1,200	1,213,524

		1,913,962

Massachusetts — 2.2%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	645	735,281
Massachusetts Development Finance Agency, Refunding RB:
Emerson College, 5.00%, 01/01/41	525	587,401
Series A, 4.00%, 07/01/44	685	729,991
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	620	629,554

		2,682,227

Security	Par (000)	Value

Michigan — 0.5%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/36	$5	$5,020
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	515	599,645

		604,665

Minnesota — 3.0%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,790	3,030,972
5.25%, 02/15/58	475	562,120

		3,593,092

Mississippi — 1.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,430,106
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	260	301,356

		1,731,462

Missouri — 4.9%
Kansas City Missouri IDA, ARB, Kansas City International Airport Terminal Modernization Project, Series B, AMT, 5.00%, 03/01/54	1,785	2,096,268
State of Missouri Health & Educational Facilities Authority, RB, CoxHealth and Obligation Group, Series A, 4.00%, 11/15/49	1,420	1,511,860
State of Missouri Health & Educational Facilities Authority, Refunding RB, Mosaic Health System , Series A, 4.00%, 02/15/54	2,120	2,285,911

		5,894,039

Nevada — 3.0%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	2,375	2,407,728
Nevada Housing Division, RB, S/F Housing, Senior Series A (Ginnie Mae, Fannie Mae & Freddie Mac):
3.30%, 10/01/44	590	592,584
3.40%, 10/01/49	650	653,601

		3,653,913

New Jersey — 8.0%
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	1,000	1,113,960
(AGM), 5.00%, 01/01/31	530	588,830
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	665	672,760
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.00%, 06/15/46	1,885	2,124,508
Transportation System, Series AA, 5.50%, 06/15/39	1,600	1,769,168
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	550	607,915
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	525	619,122
Series A, 5.00%, 06/01/46	1,255	1,403,780
Sub-Series B, 5.00%, 06/01/46	740	801,043

		9,701,086

New York — 6.5%
City of New York, GO, SubSeries A-1, Series A, 5.00%, 08/01/43(c)	2,150	2,648,047
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	1,530	1,859,501

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	$600	$669,774
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,500	2,632,400

		7,809,722

Ohio — 2.1%
State of Ohio Higher Educational Facility Commission, Refunding RB, Ohio Wesleyan University, 4.00%, 10/01/49(c)	730	786,130
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,500	1,689,165

		2,475,295

Oklahoma — 0.4%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	400	463,444

Oregon — 0.4%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	475	231,068
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, GO, CAB, Deferred Interest, Series A, 0.00%, 06/15/38(b)	470	253,551

		484,619

Pennsylvania — 2.1%
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Mortgage, Series 123-B, 4.00%, 10/01/42	935	994,242
Series 129, 3.40%, 10/01/49	1,500	1,523,415

		2,517,657

Rhode Island — 1.3%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	460	479,371
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	950	1,040,829

		1,520,200

South Carolina — 12.0%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,677,784
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/26	1,810	2,084,541
6.00%, 07/01/38	1,155	1,323,214
5.50%, 07/01/41	1,000	1,122,120
South Carolina Jobs EDA, Refunding RB:
Anmed Health Projects, 5.00%, 02/01/38	2,710	3,091,703
Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	800	945,136
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	715	843,686
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	750	862,973
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	40	44,408
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	1,795	2,026,878
Series E, 5.25%, 12/01/55	425	487,488

		14,509,931

Security	Par (000)	Value

Tennessee — 2.1%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	$205	$213,749
5.25%, 10/01/58	1,930	2,290,698

		2,504,447

Texas — 14.2%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	930	1,037,740
City of Frisco Texas ISD, GO, School Building (AGM), 5.50%, 08/15/41	1,210	1,211,912
Dallas-Fort Worth International Airport, Refunding ARB, Joint Revenue, Series E, AMT, 5.50%, 11/01/27	2,500	2,894,900
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,045,141
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	831,835
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	2,120	2,306,454
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	2,335	2,563,480
1st Tier (AGM), 6.00%, 01/01/21(a)	1,000	1,067,310
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	420	467,443
Texas Private Activity Bond Surface Transportation Corp., RB, AMT:
Segment 3C Project, 5.00%, 06/30/58(c)	1,965	2,268,357
Senior Lien, Blueridge Transportation Group, 5.00%, 12/31/55	525	577,878
Texas Transportation Commission, RB, First Tier Toll Revenue:
CAB, 0.00%, 08/01/41(b)	1,000	392,530
CAB, 0.00%, 08/01/42(b)	615	228,097
5.00%, 08/01/57	210	243,325

		17,136,402

Virginia — 0.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	380	407,683

Washington — 2.4%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	1,000	1,060,840
State of Washington, GO, Various Purposes, Series B, 5.25%, 02/01/21(a)	725	769,109
Washington State Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/43(d)	1,000	1,126,870

		2,956,819

Wisconsin — 0.6%
Wisconsin Housing & Economic Development Authority, RB, M/F Housning, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	660	710,879

Total Municipal Bonds — 131.9% (Cost — $148,568,305)		159,395,062

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 5.9%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,050	2,372,875
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 08/01/46	1,520	1,679,646

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	$2,565	$3,070,151

		7,122,672

Connecticut — 1.2%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,216	1,411,340

District of Columbia — 0.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	790	855,388

Georgia — 0.9%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,098,390

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,570	1,717,847

Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,004	1,147,236

Michigan — 1.3%
Michigan Finance Authority, RB, Multi Model-McLaren Health Care, 4.00%, 02/15/47	1,444	1,561,436

Nevada — 3.7%
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	4,200	4,483,542

New Jersey — 0.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	1,000	1,053,143

New York — 11.9%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	2,380	2,918,713
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,740	1,908,606
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 12/15/21(a)	2,999	3,296,240
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(f):
5.75%, 02/15/21(a)	619	660,073
5.75%, 02/15/47	381	406,057
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,262,379
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(f)	1,770	1,932,308

		14,384,376

North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	902	942,063

Pennsylvania — 1.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,664	1,984,147

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,832	1,953,631

Security	Par (000)	Value

Texas — 1.5%
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae)(c):
3.63%, 09/01/44	$982	$1,020,791
3.75%, 09/01/49	697	724,337

		1,745,128

Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	1,005	1,006,128

Virginia — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(f)	1,668	2,055,495

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(f)	1,391	1,494,803

Wisconsin — 2.4%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.10%, 11/01/43	1,222	1,305,151
4.45%, 05/01/57	1,528	1,631,469

		2,936,620

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.5% (Cost — $46,153,749)		48,953,385

Total Long-Term Investments — 172.4% (Cost — $194,722,054)		208,348,447

	Shares

Short-Term Securities — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.27%(g)(h)	2,088,769	2,089,187

Total Short-Term Securities — 1.7% (Cost — $2,089,187)		2,089,187

Total Investments — 174.1% (Cost — $196,811,241)		210,437,634

Liabilities in Excess of Other Assets — (5.8)%		(6,950,064)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.6)%		(26,093,015)

VMTP Shares at Liquidation Value — (46.7)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$120,894,555

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	When-issued security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019, to December 1, 2026, is $5,378,806. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT)

(h)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	477,450	1,611,319	2,088,769	$2,089,187	$14,482	$279	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	3	09/19/19	$382	$(1,296)
Long U.S. Treasury Bond	48	09/19/19	7,469	(106,266)
5-Year U.S. Treasury Note	21	09/30/19	2,469	(603)

				$(108,165)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$108,165	$—	$108,165

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(591,122)	$—	$(591,122)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(127,233)	$—	$(127,233)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,206,051

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$208,348,447	$—	$208,348,447
Short-Term Securities	2,089,187	—	—	2,089,187

	$2,089,187	$208,348,447	$—	$210,437,634

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(108,165)	$—	$—	$(108,165)

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(26,002,034)	$—	$(26,002,034)
VMTP Shares at Liquidation Value	—	(56,500,000)	—	(56,500,000)

	$—	$(82,502,034)	$—	$(82,502,034)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments July 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 135.1%

Michigan — 135.1%

Corporate — 3.6%
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	$14,500	$16,854,510

County/City/Special District/School District — 26.4%
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.38%, 05/01/27	1,600	1,683,488
4.50%, 05/01/29	1,505	1,584,419
Battle Creek School District Michigan, GO, Refunding (Q-SBLF):
5.00%, 05/01/36	1,500	1,771,860
5.00%, 05/01/37	1,170	1,377,312
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/35	2,965	3,453,602
Byron Center Public Schools, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/43	4,475	5,290,211
5.00%, 05/01/47	740	869,655
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 05/01/38	5,185	5,827,836
Comstock Park Michigan Public Schools, GO, School Building & Site, Series B (Q-SBLF)(a):
5.50%, 05/01/21	3,385	3,639,417
Country of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	2,162,000
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 05/01/39	5,300	5,316,960
Dearborn School District, GO, School Building & Site, Series A (Q-SBLF):
5.00%, 05/01/32	1,500	1,701,840
5.00%, 05/01/33	1,600	1,812,176
5.00%, 05/01/34	1,200	1,356,828
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,329,639
East Lansing School District, GO, School Building & Site, Series I (Q-SBLF), 5.00%, 05/01/42	1,000	1,184,020
Farmington Public School District, GO, Refunding, School Building & Site (AGM):
5.00%, 05/01/33	1,500	1,757,520
5.00%, 05/01/34	1,500	1,754,310
5.00%, 05/01/35	1,000	1,165,840
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	4,950	5,291,005
Fraser Public School District, GO, Refunding, School Building & Site (Q-SBLF):
5.00%, 05/01/43	2,000	2,354,300
5.00%, 05/01/47	3,225	3,777,572
Gibraltar School District, GO (Q-SBLF):
5.00%, 05/01/35	1,000	1,208,660
5.00%, 05/01/36	750	904,973
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	1,540	1,655,746
5.50%, 05/01/36	460	489,458
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	2,575	2,768,537
5.50%, 05/01/32	1,000	1,067,500
Grand Rapids Public Schools, GO, (AGM), 5.00%, 11/01/42	1,250	1,510,513
Grandville Public Schools, GO, School Building & Site, Series II (AGM), 5.00%, 05/01/40	3,250	3,764,800

Security	Par (000)	Value

County/City/Special District/School District (continued)
Gull Lake Community School District, GO, School Building & Site, Series I (Q-SBLF), 5.00%, 05/01/45	$4,000	$4,878,200
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	6,750	7,228,237
Jackson Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/42	4,000	4,778,320
Kentwood Public Schools, GO, School Building & Site:
5.00%, 05/01/41	1,120	1,316,437
5.00%, 05/01/44	1,815	2,126,182
Livonia Public Schools, GO, Series I (AGM), 5.00%, 05/01/43	5,000	5,497,050
Mattawan Consolidated School District, GO, Series I (Q-SBLF), 5.00%, 05/01/39	3,375	3,909,060
Mona Shores Public Schools, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/42	1,000	1,208,520
5.00%, 05/01/43	1,025	1,236,950
5.00%, 05/01/44	1,525	1,835,017
Swartz Creek Community Schools, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/44	4,270	5,129,935
Troy School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/28	2,000	2,289,220
Walled Lake Consolidated School District, GO, School Building & Site (Q-SBLF):
5.00%, 05/01/37	2,850	3,214,002
5.00%, 05/01/40	2,630	2,951,255
5.00%, 05/01/43	1,530	1,709,102
Zeeland Public Schools, GO, School Building & Site, Series A (AGM):
5.00%, 05/01/33	1,000	1,170,260
5.00%, 05/01/34	1,000	1,167,240
5.00%, 05/01/35	1,000	1,165,580

		122,642,564

Education — 21.5%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	792,505
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/24	1,595	1,599,466
4.50%, 10/01/25	1,405	1,408,934
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,927,328
Lake Superior State University, RB, General (AGM), 5.00%, 01/15/48	3,750	4,319,137
Michigan Finance Authority, Refunding RB:
College for Creative Studies,
4.00%, 12/01/33	1,720	1,782,144
5.00%, 12/01/36	1,550	1,676,387
5.00%, 12/01/40	2,900	3,127,969
5.00%, 12/01/45	4,400	4,739,900
Series 25 A, AMT, Student Loan Revenue,
4.00%, 11/01/29	5,900	6,230,400
4.00%, 11/01/30	2,850	2,995,749
4.00%, 11/01/31	3,150	3,300,129
Michigan State University, Refunding RB, General, Series C:
5.00%, 02/15/40	8,470	8,618,564
5.00%, 02/15/44	1,000	1,016,640
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	1,800	2,077,956
Northern Michigan University, Refunding RB, General, Series A, 5.00%, 12/01/35	1,245	1,508,766
Oakland University, RB:
5.00%, 03/01/41	3,635	4,208,639
General, 5.00%, 03/01/32	400	432,816
General, Series A, 5.00%, 03/01/38	5,490	6,037,518
General, Series A, 5.00%, 03/01/43	16,845	18,402,994

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
University of Michigan, RB, Series A, 5.00%, 04/01/39	$3,425	$3,929,365
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	3,000	3,367,080
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	3,500	3,744,440
5.25%, 11/15/43	8,475	9,510,560
(AGM), 5.25%, 11/15/33	1,000	1,147,500
(AGM), 5.00%, 11/15/39	1,750	1,967,753

		99,870,639

Health — 31.0%
Grand Traverse County Hospital Finance Authority, RB:
Munson Healthcare Obligated Group, Series A, 5.00%, 07/01/49	2,610	3,045,896
Munson Healthcare Obligated Group, Series B, 4.00%, 07/01/49	2,000	2,147,760
Series A, 5.00%, 07/01/44	4,230	4,750,417
Series A, 5.00%, 07/01/47	2,200	2,465,606
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM):
5.25%, 05/15/20(a)	4,140	4,273,515
5.25%, 05/15/36	3,360	3,449,141
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	7,500	8,104,125
Michigan Finance Authority, RB:
Beaumont Health Group, 4.00%, 11/01/46	1,025	1,067,415
Multi Model- McLaren Health Care, 4.00%, 02/15/44	5,000	5,429,150
Sparrow Obligated Group,
5.00%, 11/15/36	2,500	2,737,100
5.00%, 11/15/45	3,750	4,288,237
Michigan Finance Authority, Refunding RB:
Henry Ford Health System,
4.00%, 11/15/46	8,500	9,034,480
5.00%, 11/15/37	3,000	3,533,760
5.00%, 11/15/41	1,000	1,170,750
Hospital, McLaren Health Care,
5.00%, 05/15/32	1,000	1,170,140
5.00%, 05/15/33	2,000	2,334,480
5.00%, 05/15/34	5,000	5,820,600
5.00%, 05/15/34	1,500	1,746,180
5.00%, 05/15/35	4,945	5,733,975
Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	4,980	5,325,562
MidMichigan Health, 5.00%, 06/01/39	1,500	1,697,595
Trinity Health Credit Group,
5.00%, 12/01/21(a)	20	21,763
5.00%, 12/01/31	5,000	5,396,750
5.00%, 12/01/35	6,500	6,949,995
Michigan State Hospital Finance Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/25	6,000	6,065,280
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, 5.75%, 11/15/19(a)	3,165	3,206,873
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,383,280
McLaren Health Care, Series A, 5.00%, 06/01/35	2,250	2,445,885
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	5,300	5,591,871
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	27,365	30,527,026

		143,914,607

Housing — 7.9%
Michigan State HDA, RB, M/F:
Housing, Rental Housing Revenue, Series A:
4.45%, 10/01/34	1,000	1,056,230
4.63%, 10/01/39	3,490	3,667,152
4.75%, 10/01/44	5,000	5,244,900

Security	Par (000)	Value

Housing (continued)
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 04/20/37	$3,135	$3,136,568
Michigan State Housing Development Authority, RB, Series A:
M/F Housing, 4.30%, 10/01/40	3,320	3,545,760
M/F, 4.00%, 10/01/43	7,420	7,946,597
S/F Housing, 4.00%, 12/01/44	4,000	4,178,760
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38	7,500	8,046,825

		36,822,792

State — 22.9%
Michigan Finance Authority, RB, Charter County of Wayne Criminal Justice Center Project:
5.00%, 11/01/34	215	263,433
5.00%, 11/01/38	2,500	3,033,000
5.00%, 11/01/43	4,000	4,814,920
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	5,400	6,103,404
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.00%, 04/01/31	1,000	1,074,170
Michigan Strategic Fund, RB:
1-75 Improvement Project, AMT (AGM), 4.25%, 12/31/38	14,000	15,338,260
I-75 Improvement Project, AMT, 5.00%, 12/31/43	15,000	17,515,650
Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	3,000	3,534,930
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	7,000	7,536,830
State of Michigan, COP, (AMBAC), 0.00%, 06/01/22(b)(c)	3,000	2,876,460
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	8,595	9,187,110
State of Michigan Building Authority, Refunding RB:
Facilities Program, Series I (AGC),
5.25%, 10/15/24	6,000	6,047,880
5.25%, 10/15/25	3,500	3,527,335
5.25%, 10/15/26	1,000	1,008,030
Facilities Program, Series I-A, 5.50%, 10/15/45	2,000	2,144,180
Facilities Program, Series II (AGM), 5.00%, 10/15/26	7,500	7,556,475
Series I, 5.00%, 04/15/41	4,750	5,607,470
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	3,000	3,238,950
5.00%, 11/15/36	5,345	5,755,496

		106,163,983

Transportation — 5.4%
Wayne County Airport Authority, ARB, Series A, 5.00%, 12/01/42	1,000	1,189,880
Wayne County Airport Authority, RB:
Detroit Metropolitan Wayne County Airport, AMT (NPFGC), 5.00%, 12/01/39	1,475	1,670,511
Series B, AMT, 5.00%, 12/01/42	1,000	1,167,850
Series B, AMT, 5.00%, 12/01/47	1,250	1,443,750
Series D, 5.00%, 12/01/35	3,850	4,523,211
Series D, 5.00%, 12/01/45	5,000	5,810,100
Wayne County Airport Authority, Refunding RB, Series F, AMT, 5.00%, 12/01/34	8,000	9,264,320

		25,069,622

Utilities — 16.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,655	2,904,384
City of Detroit Michigan Water Supply System Revenue, RB, Series A:
Senior Lien, 5.25%, 07/01/41	4,325	4,583,678
(NPFGC), 5.00%, 07/01/34	10	10,028

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Grand Rapids Michigan Sanitary Sewer System, Refunding RB, Series A (NPFGC), 5.50%, 01/01/22	$810	$859,337
City of Holland Michigan Electric Utility System, RB, Series A, 5.00%, 07/01/39	10,000	10,598,600
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 07/01/27	3,180	3,406,670
5.00%, 07/01/31	6,830	7,291,093
5.00%, 07/01/37	3,335	3,540,503
5.50%, 07/01/41	5,000	5,336,900
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	500	537,525
5.63%, 10/01/40	1,500	1,607,715
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,175,530
Great Lakes Water Authority Water Supply System Revenue, RB, Second Lien, Series B, 5.00%, 07/01/46	10,000	11,694,500
Karegnondi Water Authority, Refunding RB:
5.00%, 11/01/41	2,750	3,202,128
5.00%, 11/01/45	3,000	3,479,910
Michigan Finance Authority, Refunding RB:
Government Loan Program, 5.00%, 07/01/34	2,000	2,334,480
Government Loan Program, 5.00%, 07/01/35	750	874,500
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM),
5.00%, 07/01/31	1,000	1,150,580
5.00%, 07/01/32	5,250	6,029,152
5.00%, 07/01/33	3,000	3,438,570
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund, Pooled Project, 5.00%, 10/01/20(a)	2,000	2,089,280

		76,145,063

Total Municipal Bonds — 135.1% (Cost — $584,549,248)		627,483,780

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

Michigan — 26.9%

Education — 12.0%
Eastern Michigan University, RB, General ,Series A (AGM), 4.00%, 03/01/44	10,000	10,712,000
Michigan State University, Refunding RB, General, Series A, 5.00%, 08/15/38(e)	10,000	11,224,400
University of Michigan, Refunding RB, 5.00%, 04/01/46	10,000	11,872,200
Wayne State University, RB, General, Series A(e):
5.00%, 11/15/40	10,000	11,223,600
5.00%, 11/15/43	8,530	10,377,510

		55,409,710

Health — 7.5%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	10,002	11,413,750
Michigan Finance Authority, Refunding RB:
Trinity Health Corp., Series 2016, 5.00%, 12/01/45	19,735	23,012,503
Trinity Health Credit Group, 5.00%, 12/01/39	190	203,184

		34,629,437

State — 4.8%
Michigan State Finance Authority, Refunding RB, Student Loan, AMT, Series A, 4.00%, 11/01/28	8,750	9,273,600
Michigan State University, RB, Board of Trustees, Series B, 5.00%, 02/15/44(e)	5,750	7,045,646
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	5,150	6,027,251

		22,346,497

Security	Par (000)	Value

Utilities — 2.6%
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	$10,000	$12,197,097

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.9% (Cost — $117,563,017)		124,582,741

Total Long-Term Investments — 162.0% (Cost — $702,112,265)		752,066,521

	Shares

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.27%(f)(g)	2,325,529	2,325,994

Total Short-Term Securities — 0.5% (Cost — $2,325,825)		2,325,994

Total Investments — 162.5% (Cost — $704,438,090)		754,392,515

Other Assets Less Liabilities — 1.3%		6,260,782

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.0)%		(64,802,304)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.8)%		(231,485,358)

Net Assets Applicable to Common Shares — 100.0%		$464,365,635

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 1, 2021 to February 15, 2027 is $20,395,805. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

(g)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,335,566	(1,010,037)	2,325,529	$2,325,994	$55,586	$1,169	$(256)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	25	09/19/19	$3,186	$(35,837)
Long U.S. Treasury Bond	137	09/19/19	21,316	(342,800)
5-Year U.S. Treasury Note	84	09/30/19	9,875	(37,137)

				$(415,774)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$415,774	$—	$415,774

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,351,521)	$—	$(2,351,521)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(375,848)	$—	$(375,848)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$32,418,309

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$752,066,521		$—	$752,066,521
Short-Term Securities	2,325,994	—		—	2,325,994

	$2,325,994	$752,066,521	$		$754,392,515

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(415,774)	$—		$—	$(415,774)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(64,527,053)	$—	$(64,527,053)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(296,427,053)	$—	$(296,427,053)

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 117.7%

Pennsylvania — 117.7%

Corporate — 1.4%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	$2,630	$2,716,027
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	187,420
National Gypsum Co., 5.50%, 11/01/44	135	144,073

		3,047,520

County/City/Special District/School District — 29.2%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	190	200,931
5.00%, 05/01/42	450	470,777
Altoona Area School District, GO:
5.00%, 12/01/36	125	146,211
5.00%, 12/01/45	600	694,398
Altoona Area School District, GOL, Series A (AGM), 5.00%, 12/01/36	1,180	1,379,727
Bethlehem Area School District, GO (BAM), Series A:
5.00%, 08/01/34	1,610	1,877,856
5.00%, 08/01/35	1,210	1,411,429
Borough of West Chester Pennsylvania, GO, Refunding, 3.50%, 11/15/35	1,095	1,156,473
Boyertown Area School District, GO:
5.00%, 10/01/36	610	685,835
5.00%, 10/01/38	920	1,031,108
City of Philadelphia Pennsylvania, GO, Refunding Series A (AGC), 5.00%, 08/01/24	2,115	2,115,000
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 09/01/26	1,095	1,216,217
County of Bucks Pennsylvania Water & Sewer Authority, RB, Series A (AGM):
5.00%, 12/01/37	780	901,984
5.00%, 12/01/40	1,000	1,153,480
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,025	1,231,097
5.00%, 03/01/43	775	926,776
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	160	182,926
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(a)	500	520,705
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,235	1,446,481
Fox Chapel Area School District, GO:
5.00%, 02/01/39	1,345	1,616,609
5.00%, 02/01/42	1,250	1,482,725
Marple Newtown School District, GOL:
3.00%, 06/01/40	1,375	1,369,596
3.00%, 06/01/44	970	946,856
North Allegheny School District, GOL, 4.00%, 05/01/44	2,855	3,125,426
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 09/01/30(b)	6,145	4,827,143
Springfield School District/Delaware County, GO:
5.00%, 03/01/36	870	1,054,858
5.00%, 03/01/37	890	1,076,740
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 07/15/34	2,190	2,321,356

Security	Par (000)	Value

County/City/Special District/School District (continued)
Corry Area School District, CAB,
0.00%, 12/15/22(b)	$1,640	$1,554,982
0.00%, 12/15/23(b)	1,980	1,836,707
0.00%, 12/15/24(b)	1,980	1,791,068
0.00%, 12/15/25(b)	1,770	1,554,910
Township of Bristol Pennsylvania School District, GO:
5.00%, 06/01/40	775	849,935
5.25%, 06/01/43	6,925	7,628,441
(BAM), 5.00%, 06/01/42	1,685	1,995,209
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	1,270	1,365,834
Township of Lower Paxton Pennsylvania, GO:
5.00%, 04/01/42	435	494,747
5.00%, 04/01/46	1,435	1,622,712
Tredyffrin Easttown School District, GOL, 5.00%, 02/15/39	695	843,348
West Shore School District Pennsylvania, GOL:
5.00%, 11/15/43	2,095	2,469,502
5.00%, 11/15/48	1,200	1,407,516
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	635,315

		62,620,946

Education — 20.7%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College, 5.00%, 08/15/26	100	103,673
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
4.13%, 01/01/38	160	168,773
4.00%, 01/01/36	395	415,287
5.00%, 01/01/39	760	873,278
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 08/01/40	1,205	1,401,150
5.00%, 08/01/45	1,610	1,866,457
County of Delaware Pennsylvania Authority, Refunding RB, Cabrini University, 5.00%, 07/01/47	2,480	2,818,024
County of Montgomery Higher Education & Health Authority, Refunding RB, Series A:
Thomas Jefferson University,
5.00%, 09/01/48	1,500	1,768,890
5.00%, 09/01/37	840	1,006,656
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
Lafayette College, 4.00%, 11/01/38	1,160	1,277,740
Moravian College, 5.00%, 10/01/36	610	702,482
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,000	2,413,920
Pennsylvania Higher Educational Facilities Authority, RB, Thomas Jefferson University, 5.00%, 03/01/20(a)	1,000	1,021,920
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,196,840
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 05/01/21(a)	3,700	3,962,404
Drexel University, Series A, 5.25%, 05/01/41	230	241,415
La Salle University,
5.00%, 05/01/37	1,325	1,416,319
5.00%, 05/01/42	1,855	1,971,920
State System of Higher Education, Series AL, 5.00%, 06/15/35	280	287,829
Thomas Jefferson University, 5.00%, 09/01/45	2,000	2,249,140
University of Science in Philadelphia, 5.00%, 11/01/36	2,100	2,366,595
Widener University, Series A,
5.25%, 07/15/33	1,580	1,737,131
5.50%, 07/15/38	385	424,058

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Philadelphia Authority for Industrial Development, RB, University of Sciences, 5.00%, 11/01/42	$2,710	$3,085,254
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	2,170	2,487,406
La Salle University, 4.00%, 05/01/42	2,985	3,022,014
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/38	830	938,863
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	920	988,281
5.00%, 07/01/45	300	315,042
5.00%, 07/01/47	820	877,506

		44,406,267

Health — 19.9%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	3,000	3,474,900
County of Allegheny Hospital Development Authority, Refunding RB:
Allegheny Health Network Obligation, Class A (AGM), 4.00%, 04/01/44	3,440	3,735,152
Allegheny Health Network Obligated Group Issue, Series A,
4.00%, 04/01/37	1,700	1,829,217
5.00%, 04/01/47	700	811,902
University Pittsburgh Medical Center, Series A, 4.00%, 07/15/39	1,510	1,660,305
County of Allegheny Pennsylvania Hospital Development Authority, RB, University of Pittsburgh Medical Center Health, Series B (NPFGC), 6.00%, 07/01/26	2,000	2,575,420
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project:
Series A, 5.00%, 11/01/40	765	818,588
Series A3, 5.50%, 11/01/31	250	252,318
County of Bucks Pennsylvania IDA, Refunding RB, Pennswood Village Project, 5.00%, 10/01/37	940	1,054,624
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(a)	2,410	2,727,831
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries, 5.00%, 01/01/38	2,600	2,874,872
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 07/01/20(a)	415	430,965
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	575	641,648
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Ursinus College Project, 4.00%, 11/01/46	425	431,282
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	865	932,591
Acts Retirement-Life Communities, 5.00%, 11/15/28	555	597,707
Waverly Heights Ltd. Project, 5.00%, 12/01/44	365	421,068
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	220	226,164
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
St. Luke’s University Health Network Project,
5.00%, 08/15/46	1,000	1,153,760
5.00%, 08/15/48	1,125	1,309,005
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 08/01/21(a)	460	513,079

Security	Par (000)	Value

Health (continued)
County of Wayne Hospital & Health Facilites Authority, RB, Wayne Memorial Hospital Project, Series A, 4.00%, 07/01/46	$1,595	$1,680,779
DuBois Hospital Authority, Refunding RB, Penn Highlands Healthcare, 4.00%, 07/15/48	2,060	2,136,138
Lancaster IDA, RB, Willow Valley Communities Program(c):
4.00%, 12/01/44	420	445,927
5.00%, 12/01/44	665	760,866
4.00%, 12/01/49	565	598,149
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 05/01/28	520	578,282
5.75%, 05/01/35	865	966,144
Mount Lebanon Hospital Authority, RB, St. Clair Memorial Hospital Project, 4.00%, 07/01/48	2,345	2,508,423
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 05/15/31	1,000	1,027,650
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	940	994,351
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19(d)	465	473,412
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 07/01/20(a)	2,055	2,132,658

		42,775,177

Housing — 8.7%
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A,
4.25%, 10/01/35	400	380,736
4.50%, 10/01/40	400	389,836
S/F Housing Mortgage, AMT, Series 118-B, 4.05%, 10/01/40	1,000	1,059,320
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	1,600	1,659,984
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	1,360	1,631,429
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	4,050	4,810,873
Pennsylvania HFA, RB:
S/F Housing, Series 128B, 4.00%, 10/01/47	3,780	4,019,803
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	790	790,830
4.00%, 12/01/46	2,970	3,034,895
4.00%, 12/01/51	790	795,111

		18,572,817

State — 5.7%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/35	1,295	1,559,037
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 06/01/22(a)	2,460	2,724,598
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	7,000	7,850,500

		12,134,135

Tobacco — 4.4%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	3,575	4,325,643
5.00%, 06/01/34	4,175	5,034,841

		9,360,484

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 16.8%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	$3,825	$3,930,455
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	1,100	1,298,407
5.00%, 07/01/47	2,105	2,456,830
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	1,500	1,813,170
Delaware River Port Authority, RB:
5.00%, 01/01/29	475	546,877
5.00%, 01/01/37	2,285	2,588,562
Series D, 5.00%, 01/01/20(a)	750	762,075
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	6,025	6,491,998
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(b)	4,760	2,060,842
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(b)	1,275	641,937
Sub-Series B, 5.25%, 12/01/48	1,930	2,347,864
Sub-Series B-1, 5.00%, 06/01/42	2,345	2,712,813
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	3,270	3,766,811
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts(a):
5.00%, 06/01/21	4,325	4,626,626

		36,045,267

Utilities — 10.9%
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,846,413
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series:
5.25%, 08/01/20(a)	660	686,875
5.25%, 08/01/40	1,040	1,076,088
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	800	937,168
5.00%, 08/01/31	600	700,134
5.00%, 08/01/32	800	930,824
5.00%, 08/01/33	400	464,092
5.00%, 08/01/34	700	809,515
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 10/01/52	810	976,018
Series C (AGM), 5.00%, 08/01/20(a)	3,350	3,478,137
Series A, 5.00%, 10/01/43	3,040	3,625,230
County of Allegheny Pennsylvania Sanitary Authority, RB:
5.00%, 06/01/43	1,000	1,197,500
Sewer Improvement (BAM), 5.25%, 12/01/41	1,410	1,596,233
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(a)	420	479,325
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	1,205,767
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	1,605	1,632,012
Pittsburgh Water & Sewer Authority, RB, First Lien, Series A (AGM), 5.00%, 09/01/44	1,455	1,765,730

		23,407,061

Total Municipal Bonds — 117.7% (Cost — $234,391,285)		252,369,674

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Pennsylvania — 43.9%

Education — 19.3%
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Thomas Jefferson University Projects, 4.00%, 09/01/44(f)	$3,100	$3,336,406
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/47	3,900	4,635,462
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	3,493	4,055,274
Pennsylvania Higher Educational Facilities Authority, RB:
State System of Higher Education, Series AR, 4.00%, 06/15/38	11,335	12,188,524
University of Pennsylvania Health System, Series A, 4.00%, 08/15/39(f)	7,815	8,085,164
University of Pennsylvania Health System, Series A, 5.75%, 08/15/41(a)	5,120	5,593,702
Philadelphia Authority for Industrial Development, RB, Philadelphia College of osteopathic Medicine, 0.01%, 12/01/48(f)	3,300	3,546,312

		41,440,844

Health — 12.0%
Geisinger Authority Pennsylvania, RB, Health System, Series A-1, 5.13%, 06/01/41	7,430	7,846,376
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	8,000	8,559,280
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	4,680	4,950,598
Saint Mary Pennsylvania Hospital Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/48	3,754	4,432,386

		25,788,640

Housing — 1.2%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 114A, AMT, 3.70%, 10/01/42(f)	2,437	2,462,064

State — 9.4%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	6,000	6,599,340
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group:
4.00%, 06/01/49	5,385	5,855,649
Series A, 5.00%, 06/01/44	7,000	7,768,600

		20,223,589

Transportation — 2.0%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	2,003,215
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,850	2,195,636

		4,198,851

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.9% (Cost — $88,723,090)		94,113,988

Total Long-Term Investments — 161.6% (Cost — $323,114,375)		346,483,662

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.27%(g)(h)	2,353,360	$2,353,831

Total Short-Term Securities — 1.1% (Cost — $2,353,831)		2,353,831

Total Investments — 162.7% (Cost — $325,468,206)		348,837,493

Other Assets Less Liabilities — 0.4%		856,519

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.7)%		(53,033,250)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (38.4)%		(82,301,825)

Net Assets Applicable to Common Shares — 100.0%		$214,358,937

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	When-issued security.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2020 to June 1, 2039, is $ 14,286,250. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	562,228	1,791,132	2,353,360	$2,353,831	$22,139	$418	$(54)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	14	09/19/19	$1,784	$(3,697)
Long U.S. Treasury Bond	94	09/19/19	14,626	(196,278)
5-Year U.S. Treasury Note	20	09/30/19	2,351	2,051

				$(197,924)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,051	$—	$2,051

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$199,975	$—	$199,975

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,580,401)	$—	$(1,580,401)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(271,120)	$—	$(271,120)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,293,449

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$346,483,662		$—	$346,483,662
Short-Term Securities	2,353,831	—		—	2,353,831

	$2,353,831	$346,483,662	$		$348,837,493

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$2,051	$—		$—	$2,051
Liabilities:
Interest rate contracts	(199,975)	—		—	(199,975)

	$(197,924)	$—	$		$(197,924)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Future contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(52,813,799)	$—	$(52,813,799)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(135,413,799)	$—	$(135,413,799)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

July 31, 2019

	MUC	MUJ	MFT	MIY	MPA

ASSETS
Investments at value — unaffiliated(a)	$1,051,179,653	$771,381,308	$208,348,447	$752,066,521	$346,483,662
Investments at value — affiliated(b)	—	2,383,089	2,089,187	2,325,994	2,353,831
Cash	—	27,360	8,391	29,391	17,469
Cash pledged for futures contracts	846,502	373,000	123,550	415,950	256,800
Receivables:
Investments sold	45,000	—	813,090	—	51,765
TOB Trust	—	—	1,120,184	—	—
Dividends — affiliated	4,604	2,806	2,181	2,965	1,490
Interest — unaffiliated	14,267,469	5,322,360	2,079,409	8,119,099	3,353,256
Variation margin on futures contracts	6,438	4,813	1,496	5,250	1,250
Prepaid expenses	20,439	34,189	32,004	89,043	64,553

Total assets	1,066,370,105	779,528,925	214,617,939	763,054,213	352,584,076

LIABILITIES
Bank overdraft	10,886,880	—	—	—	—
Payables:
Investments purchased	—	—	10,463,743	—	1,802,445
Income dividend distributions — Common Shares	1,783,608	1,583,078	423,894	1,449,335	613,807
Interest expense and fees	951,009	181,196	90,981	275,251	219,451
Investment advisory fees	456,497	329,077	85,578	315,631	145,057
Directors’ and Officer’s fees	351,226	2,975	845	2,864	10,080
Other accrued expenses	268,143	236,126	111,680	498,414	226,519
Variation margin on futures contracts	295,766	110,391	44,629	134,672	92,156

Total accrued liabilities	14,993,129	2,442,843	11,221,350	2,676,167	3,109,515

OTHER LIABILITIES
TOB Trust Certificates	159,554,993	59,414,741	26,002,034	64,527,053	52,813,799
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	236,646,900	—	231,485,358	82,301,825
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	254,000,000	—	56,500,000	—	—

Total other liabilities	413,554,993	296,061,641	82,502,034	296,012,411	135,115,624

Total liabilities	428,548,122	298,504,484	93,723,384	298,688,578	138,225,139

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$637,821,983	$481,024,441	$120,894,555	$464,365,635	$214,358,937

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$581,297,061	$424,070,431	$113,445,548	$419,026,698	$194,522,514
Accumulated earnings	56,524,922	56,954,010	7,449,007	45,338,937	19,836,423

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$637,821,983	$481,024,441	$120,894,555	$464,365,635	$214,358,937

Net asset value per Common Share	$15.56	$15.95	$14.26	$15.70	$16.06

(a) Investments at cost — unaffiliated	$986,839,076	$710,703,629	$194,722,054	$702,112,265	$323,114,375
(b) Investments at cost — affiliated	$—	$2,383,089	$2,089,187	$2,325,825	$2,353,831
(c) Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	826
Par value $0.10 per share	2,540	2,371	—	2,319	—
(d) Preferred Shares authorized	18,140	9,847	1,000,000	8,046	1,000,000
(e) Common Shares outstanding, par value $0.10 per share	41,002,483	30,153,865	8,477,872	29,578,269	13,343,626
(f) Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	unlimited

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2019

	MUC	MUJ	MFT	MIY	MPA

INVESTMENT INCOME
Interest — unaffiliated	$38,705,511	$31,231,542	$8,763,525	$29,225,035	$13,618,243
Dividends — affiliated	70,264	34,762	14,482	55,586	22,139

Total investment income	38,775,775	31,266,304	8,778,007	29,280,621	13,640,382

EXPENSES
Investment advisory	5,684,362	3,803,360	1,004,104	3,602,980	1,680,540
Accounting services	137,255	110,591	44,177	108,380	62,164
Professional	111,331	99,065	60,224	108,665	75,136
Directors and Officer	63,185	38,305	10,594	36,943	18,035
Transfer agent	37,973	35,731	20,775	35,893	31,411
Custodian	26,539	15,858	5,717	7,390	9,157
Registration	15,595	11,467	9,282	11,249	9,276
Printing	10,467	9,267	6,819	9,196	7,407
Liquidity fees	—	24,006	—	793,388	67,764
Remarketing fees on Preferred Shares	—	23,708	—	73,049	3,965
Rating agency	44,627	44,596	44,257	44,585	44,303
Miscellaneous	39,650	37,327	19,596	45,664	26,579

Total expenses excluding interest expense, fees and amortization of offering costs	6,170,984	4,253,281	1,225,545	4,877,382	2,035,737
Interest expense, fees and amortization of offering costs(a)	9,651,003	7,244,025	2,076,944	6,076,291	3,183,201

Total expenses	15,821,987	11,497,306	3,302,489	10,953,673	5,218,938
Less fees waived and/or reimbursed by the Manager	(496,789)	(2,210)	(995)	(3,579)	(1,436)

Total expenses after fees waived and/or reimbursed	15,325,198	11,495,096	3,301,494	10,950,094	5,217,502

Net investment income	23,450,577	19,771,208	5,476,513	18,330,527	8,422,880

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,457,109)	(500,406)	256,731	330,671	152,490
Investments — affiliated	(1)	567	191	1,011	75
Futures contracts	(3,783,658)	(2,922,770)	(591,122)	(2,351,521)	(1,580,401)
Capital gain distributions from investment companies — affiliated	—	6	88	158	343

	(7,240,768)	(3,422,603)	(334,112)	(2,019,681)	(1,427,493)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	30,126,990	23,354,508	3,997,643	21,852,357	12,328,320
Investments — affiliated	—	—	—	(256)	(54)
Futures contracts	(1,320,471)	(408,687)	(127,233)	(375,848)	(271,120)

	28,806,519	22,945,821	3,870,410	21,476,253	12,057,146

Net realized and unrealized gain	21,565,751	19,523,218	3,536,298	19,456,572	10,629,653

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$45,016,328	$39,294,426	$9,012,811	$37,787,099	$19,052,533

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

	MUC		MUJ
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$23,450,577	$26,345,394	$19,771,208	$21,389,643
Net realized gain (loss)	(7,240,768)	2,208,575	(3,422,603)	3,015,448
Net change in unrealized appreciation (depreciation)	28,806,519	(21,642,313)	22,945,821	(10,791,325)

Net increase in net assets applicable to Common Shareholders resulting from operations	45,016,328	6,911,656	39,294,426	13,613,766

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(23,581,636)	(27,389,659)	(18,996,935)	(22,304,151)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	21,434,692	(20,478,003)	20,297,491	(8,690,385)
Beginning of year	616,387,291	636,865,294	460,726,950	469,417,335

End of year	$637,821,983	$616,387,291	$481,024,441	$460,726,950

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MFT		MIY
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,476,513	$6,310,000	$18,330,527	$20,261,471
Net realized gain (loss)	(334,112)	749,117	(2,019,681)	2,353,308
Net change in unrealized appreciation (depreciation)	3,870,410	(6,248,096)	21,476,253	(14,527,958)

Net increase in net assets applicable to Common Shareholders resulting from operations	9,012,811	811,021	37,787,099	8,086,821

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(5,925,542)	(6,747,670)	(18,368,105)	(21,027,723)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	11,910	27,009	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	3,099,179	(5,909,640)	19,418,994	(12,940,902)
Beginning of year	117,795,376	123,705,016	444,946,641	457,887,543

End of year	$120,894,555	$117,795,376	$464,365,635	$444,946,641

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets  (continued)

	MPA
	Year Ended July 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,422,880	$9,437,503
Net realized gain (loss)	(1,427,493)	1,004,627
Net change in unrealized appreciation (depreciation)	12,057,146	(7,113,551)

Net increase in net assets applicable to Common Shareholders resulting from operations	19,052,533	3,328,579

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(8,530,833)	(9,542,548)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(119,150)	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDER(b)
Total increase (decrease) in net assets applicable to Common Shareholders	10,402,550	(6,213,969)
Beginning of year	203,956,387	210,170,356

End of year	$214,358,937	$203,956,387

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended July 31, 2019

	MUC	MUJ	MFT	MIY	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$45,016,328	$39,294,426	$9,012,811	$37,787,099	$19,052,533
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	289,270,323	64,905,635	78,169,556	107,820,027	76,869,784
Purchases of long-term investments	(267,716,178)	(58,276,594)	(72,261,910)	(114,596,360)	(68,402,523)
Net proceeds from sales (purchases) of short-term securities	—	(1,164,593)	(1,611,450)	1,010,995	(1,791,469)
Amortization of premium and accretion of discount on investments and other fees	7,387,192	789,383	852,998	3,885,635	1,035,107
Net realized (gain) loss on investments	3,457,110	499,839	(256,922)	(331,682)	(152,565)
Net unrealized appreciation on investments	(30,126,990)	(23,354,508)	(3,997,643)	(21,852,101)	(12,328,266)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	6,683	(1,284)	(1,921)	907	(745)
Interest — unaffiliated	1,289,999	57,261	140,922	254,903	49,802
Variation margin on futures contracts	(6,438)	(4,813)	(1,496)	(5,250)	(1,250)
Prepaid expenses	3,871	(13,371)	(15,804)	(68,474)	(47,440)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	13,044	6,113	(734)	8,567	1,327
Interest expense and fees	67,404	22,495	(5,189)	80,998	15,809
Directors’ and Officer’s fees	6,070	(1,148)	(246)	(1,181)	(70)
Variation margin on futures contracts	223,857	89,479	40,158	99,870	79,043
Other accrued expenses	5,267	2,759	10,861	273,439	75,988

Net cash provided by operating activities	48,897,542	22,851,079	10,073,991	14,367,392	14,455,065

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on Common Shares redeemed	—	—	—	—	(119,150)
Proceeds from TOB Trust Certificates	11,222,097	—	4,793,325	16,189,995	14,780,247
Repayments of TOB Trust Certificates	(37,572,296)	(3,332,629)	(8,697,663)	(11,664,998)	(20,142,763)
Proceeds from Loan for TOB Trust Certificates	11,221,449	—	—	—	5,484,896
Repayments of Loan for TOB Trust Certificates	(11,221,449)	—	—	—	(5,484,896)
Cash dividends paid to Common Shareholders	(23,745,646)	(18,996,935)	(5,989,883)	(18,456,840)	(8,658,082)
Increase (decrease) in bank overdraft	1,435,303	(358,053)	(95,379)	(335,798)	(118,793)
Amortization of deferred offering costs	—	19,038	—	9,640	(40,055)

Net cash used for financing activities	(48,660,542)	(22,668,579)	(9,989,600)	(14,258,001)	(14,298,596)

CASH
Net increase in restricted and unrestricted cash	237,000	182,500	84,391	109,391	156,469
Restricted and unrestricted cash at beginning of year	609,502	221,000	47,550	335,950	117,800

Restricted and unrestricted cash at end of year	$846,502	$403,500	$131,941	$445,341	$274,269

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$9,583,599	$7,202,492	$2,082,133	$5,985,653	$3,156,222

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	11,910	—	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$27,360	$8,391	$29,391	$17,469
Cash pledged for futures contracts	846,502	373,000	123,550	415,950	256,800

	$846,502	$400,360	$131,941	$445,341	$274,269

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged for futures contracts	$609,502	$221,000	$47,550	$335,950	$117,800

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

(For a share outstanding throughout each period)

	MUC

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.03	$15.53	$16.51	$15.78	$15.82

Net investment income(a)	0.57	0.64	0.69	0.77	0.78
Net realized and unrealized gain (loss)	0.54	(0.47)	(0.93)	0.76	(0.00	)(b)

Net increase (decrease) from investment operations	1.11	0.17	(0.24)	1.53	0.78

Distributions to Common Shareholders(c)
From net investment income	(0.57)	(0.67)	(0.74)	(0.80)	(0.82)
From net realized gain	(0.01)	—	—	—	—

Total distributions	(0.58)	(0.67)	(0.74)	(0.80)	(0.82)

Net asset value, end of year	$15.56	$15.03	$15.53	$16.51	$15.78

Market price, end of year	$14.00	$13.07	$14.75	$16.28	$14.28

Total Return Applicable to Common Shareholders(d)
Based on net asset value	8.17%	1.54%	(1.08)%	10.20%	5.52%

Based on market price	11.92%	(7.03)%	(4.73)%	20.08%	7.60%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.58%	2.38%	2.04%	1.60%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.50%	2.29%	1.96%	1.55%	1.45%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.92%	0.93%	0.93%	0.93%	0.93%

Net investment income to Common Shareholders	3.82%	4.20%	4.44%	4.79%	4.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$637,822	$616,387	$636,865	$677,128	$646,897

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$254,000	$254,000	$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$351,111	$342,672	$350,734	$366,586	$354,684

Borrowings outstanding, end of year (000)	$159,555	$185,905	$181,685	$169,699	$161,571

Portfolio turnover rate	24%	24%	19%	21%	25%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUJ

	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$15.28		$15.57		$16.55		$15.62		$15.74

Net investment income(a)	0.66		0.71		0.77		0.84		0.84
Net realized and unrealized gain (loss)	0.64		(0.26)		(0.94)		0.96		(0.07)

Net increase (decrease) from investment operations	1.30		0.45		(0.17)		1.80		0.77

Distributions to Common Shareholders from net investment income(b)	(0.63)		(0.74)		(0.81)		(0.87)		(0.89)

Net asset value, end of year	$15.95		$15.28		$15.57		$16.55		$15.62

Market price, end of year	$14.43		$12.90		$14.88		$16.12		$13.55

Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.44%		3.52%		(0.57)%		12.39%		5.59%

Based on market price	17.28%		(8.55)%		(2.44)%		26.20%		2.18%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.49%		2.23%		1.89%		1.52%		1.62	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.49%		2.23%		1.89%		1.52%		1.57	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.92	%(f)	0.93	%(f)	0.91	%(f)	0.90	%(f)	1.02	%(d)(f)

Net investment income to Common Shareholders	4.28%		4.60%		4.95%		5.27%		5.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$481,024		$460,727		$469,417		$499,058		$470,946

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$237,100		$237,100		$237,100		$237,100		$237,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$302,878		$294,318		$297,983		$310,484		$298,628

Borrowings outstanding, end of year (000)	$59,415		$62,747		$63,877		$55,089		$52,744

Portfolio turnover rate	8%		14%		8%		9%		10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.52%, 1.50% and 0.95%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Expense ratios	0.91%	0.93%	0.91%	0.89%	1.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFT

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.90	$14.60	$15.55	$14.95	$14.83

Net investment income(a)	0.65	0.74	0.79	0.83	0.84
Net realized and unrealized gain (loss)	0.41	(0.64)	(0.91)	0.62	0.13

Net increase (decrease) from investment operations	1.06	0.10	(0.12)	1.45	0.97

Distributions to Common Shareholders from net investment income(b)	(0.70)	(0.80)	(0.83)	(0.85)	(0.85)

Net asset value, end of year	$14.26	$13.90	$14.60	$15.55	$14.95

Market price, end of year	$13.59	$13.03	$14.67	$16.09	$13.37

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.21%	0.92%	(0.51)%	10.31%	7.25%

Based on market price	10.01%	(5.85)%	(3.39)%	27.63%	7.27%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.82%	2.47%	2.07%	1.61%	1.56%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.82%	2.47%	2.07%	1.61%	1.56%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.05%	1.03%	1.00%	0.96%	0.98%

Net investment income to Common Shareholders	4.68%	5.23%	5.35%	5.45%	5.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$120,895	$117,795	$123,705	$131,739	$126,696

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$56,500	$56,500	$56,500	$56,500	$56,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$313,973	$308,487	$318,947	$333,167	$324,240

Borrowings outstanding, end of year (000)	$26,002	$28,786	$27,229	$21,953	$19,488

Portfolio turnover rate	39%	30%	34%	21%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MIY

	Year Ended July 31,
	2019		2018	2017	2016		2015

Net asset value, beginning of year	$15.04		$15.48	$16.36	$15.48		$15.24

Net investment income(a)	0.62		0.69	0.75	0.79		0.83
Net realized and unrealized gain (loss)	0.66		(0.42)	(0.86)	0.92		0.27

Net increase (decrease) from investment operations	1.28		0.27	(0.11)	1.71		1.10

Distributions to Common Shareholders from net investment income(b)	(0.62)		(0.71)	(0.77)	(0.83)		(0.86)

Net asset value, end of year	$15.70		$15.04	$15.48	$16.36		$15.48

Market price, end of year	$14.24		$12.89	$14.19	$15.38		$13.22

Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.42%		2.37%	(0.07)%	11.99%		8.08%

Based on market price	15.80%		(4.29)%	(2.56)%	23.28%		4.43%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.46%		2.16%	1.88%	1.54	%(d)	1.52	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.46%		2.16%	1.88%	1.54	%(d)	1.48	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.09	%(g)	0.89%	0.89%	0.93	%(d)	0.93	%(e)

Net investment income to Common Shareholders	4.11%		4.49%	4.81%	5.02%		5.30%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$464,366		$444,947	$457,888	$483,968		$282,534

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$231,900		$231,900	$231,900	$231,900		$144,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$300,244		$291,870	$297,450	$308,697		$295,390

Borrowings outstanding, end of year (000)	$64,527		$60,002	$52,002	$51,227		$23,487

Portfolio turnover rate	15%		8%	13%	19%		19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.49%, 1.49% and 0.88%, respectively.

(e)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.48%, 1.48% and 0.92%, respectively

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MPA

	Year Ended July 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$15.27		$15.74	$16.76	$15.77	$15.77

Net investment income(a)	0.63		0.71	0.76	0.80	0.81
Net realized and unrealized gain (loss)	0.80		(0.47)	(1.03)	1.02	0.07

Net increase (decrease) from investment operations	1.43		0.24	(0.27)	1.82	0.88

Distributions to Common Shareholders from net investment income(b)	(0.64)		(0.71)	(0.75)	(0.83)	(0.88)

Net asset value, end of year	$16.06		$15.27	$15.74	$16.76	$15.77

Market price, end of year	$14.18		$13.26	$14.69	$16.07	$13.50

Total Return Applicable to Common Shareholders(c)
Based on net asset value	10.32%		2.09%	(1.20)%	12.38%	6.33%

Based on market price	12.18%		(5.01)%	(3.83)%	25.87%	3.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.55%		2.26%	1.91%	1.46%	1.54	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.55%		2.26%	1.91%	1.46%	1.45	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.99	%(f)	0.95%	0.94%	0.89%	0.96	%(d)

Net investment income to Common Shareholders	4.11%		4.56%	4.83%	4.98%	5.05%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$214,359		$203,956	$210,170	$223,738	$210,549

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600		$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$359,514		$346,921	$354,444	$370,869	$354,901

Borrowings outstanding, end of year (000)	$52,814		$58,176	$55,826	$48,710	$28,468

Portfolio turnover rate	21%		21%	15%	17%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.40%, 1.40% and 0.91%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See notes to financial statements.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds,” or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund	MFT	Massachusetts	Diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provides the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. The management of each of MFT, MIY and MPA believes that each Fund’s restriction on borrowings do not apply to the Fund’s TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUC	$2,657,304	$755,362	$227,339	$3,640,005
MUJ	1,019,859	244,793	136,184	1,400,836
MFT	441,771	117,239	46,840	605,850
MIY	941,854	242,574	74,873	1,259,301
MPA	895,646	260,150	65,823	1,221,619

For the year ended July 31, 2019, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$336,682,715	$159,554,993	1.36% — 1.50%	$165,505,599	2.20%
MUJ	111,058,712	59,414,741	1.40% — 1.60%	61,916,495	2.26
MFT	48,953,385	26,002,034	1.40% — 1.58%	27,263,512	2.22
MIY	124,582,741	64,527,053	1.43% — 1.60%	57,557,947	2.19
MPA	94,113,988	52,813,799	1.42% — 1.58%	55,467,264	2.20

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2019 in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2019.

For the year ended July 31, 2019, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUC	$—	—%	$292,354	0.82%
MPA	—	—	120,217	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of Blackrock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fees	0.55%	0.50%	0.50%	0.49%	0.49%

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: The Manager, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the waiver was $493,670.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived were as follows:

	MUC	MUJ	MFT	MIY	MPA
Amounts waived	$3,119	$2,210	$995	$3,579	$1,436

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2019, there were no fees waived by the Manager.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended July 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
MFT	$—	$99,351	$(7,368)

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	MUC	MUJ	MFT	MIY	MPA
Purchases	$245,984,027	$58,276,594	$81,377,077	$114,596,360	$70,204,968
Sales	287,850,781	64,905,635	77,666,910	107,820,027	76,921,549

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MUJ	MIY	MPA
Paid-in capital	$(19,038)	$(9,639)	$(61,472)
Accumulated earnings	19,038	9,639	61,472

The tax character of distributions paid was as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax-exempt income(a)
07/31/2019	$29,137,421	$24,813,663	$7,395,293	$23,172,166	$10,478,223
07/31/2018	32,637,109	27,091,140	7,961,089	25,583,566	11,196,172
Ordinary income(b)
07/31/2019	2,922	7,422	1,343	3,289	3,022
07/31/2018	6,036	23,692	371	138,801	16,243
Long term capital gains(c)
07/31/2019	452,292	—	—	—	—

Total
07/31/2019	$29,592,635	$24,821,085	$7,396,636	$23,175,455	$10,481,245

07/31/2018	$32,643,145	$27,114,832	$7,961,460	$25,722,367	$11,212,415

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Funds designate these amounts paid during the fiscal year ended July 31, 2019 as capital gain dividends.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

	MUC	MUJ	MFT	MIY	MPA
Undistributed tax-exempt income	$1,370,308	$1,489,718	$152,162	$642,992	$—
Undistributed ordinary income	9,355	13,330	1,647	4,925	3,455
Non-expiring Capital loss carryforwards(a)	(8,646,810)	(4,547,456)	(6,246,233)	(4,261,113)	(2,957,288)
Net unrealized gains (losses)(b)	63,792,069	59,998,418	13,541,431	48,952,133	22,790,256

	$56,524,922	$56,954,010	$7,449,007	$45,338,937	$19,836,423

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in TOB Trusts and the deferral of compensation to Directors.

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax cost	$827,484,177	$654,351,234	$170,894,169	$640,140,452	$272,780,358

Gross unrealized appreciation	$65,080,273	$60,252,283	$13,544,895	$50,140,784	$23,465,476
Gross unrealized depreciation	(939,790)	(253,861)	(3,464)	(415,774)	(222,140)

Net unrealized appreciation	$64,140,483	$59,998,422	$13,541,431	$49,725,010	$23,243,336

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each of MUC, MUJ, MIY and MPA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUC, MIY and MPA invested a significant portion of their assets in securities in the county, city, special district and school district sector. MUJ and MFT invested a significant portion of their assets in securities in the transportation sector. MUC, MIY and MPA invested a significant portion of their assets in securities in the health sector. MUJ, MIY and MPA invested a significant portion of their assets in securities in the education sector. MUJ and MIY invested a significant portion of their assets in securities in the state sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

With exchange traded futures there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

10.	CAPITAL SHARE TRANSACTIONS

Common Shares

MFT and MPA are authorized to issue an unlimited number of Common Shares and 1 million Preferred Shares, all of which were initially classified as Common Shares. MUC, MUJ and MIY each is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MFT and MPA, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the years ended July 31, 2019 and July 31, 2018, shares issued and outstanding increased by 839 and 1,844, respectively, for MFT as a result of dividend reinvestment.

For the years ended July 31, 2019 and July 31, 2018, shares issued and outstanding remained constant for MUC, MUJ and MIY.

On November 15, 2018, the Board authorized the Funds to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Fund may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended July 31, 2019, MUC, MUJ, MFT and MIY did not repurchase any shares. The total cost of the shares repurchased is reflected in MPA’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, for MPA were as follows:

	Shares	Amount
July 31, 2019	8,739	$119,150

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY and MPA (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period.

As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. The fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MPA
Expiration Date	04/15/20	07/03/20	07/02/20

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

	Long-term Moody’s Rating	Long-term Fitch Rating	Short-term Moody’s Rating	Short-term Fitch Rating	Short-term S&P Global Rating
MUJ	Aa2	AAA	N/A	N/A	N/A
MIY	Aa2	AAA	P-1	F1+	N/A
MPA	Aa2	AAA	N/A	F1+	A-1+

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P Global Rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of period ended July 31, 2019
MUJ	04/17/2014	04/15/2020

The following VRDP Funds were in a special rate period that terminated during the reporting period:

	Commencement Date	Termination Date
MIY	06/21/2012	01/24/2019
MPA	06/21/2012	06/19/2019

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2019, the annualized dividend rate for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Rate	2.46%	2.07%	2.36%

VMTP Shares

MUC and MFT (for purposes of this section, a “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MUC	03/22/2012	2,540	$254,000,000	03/30/2020	Aa2	AAA
MFT	12/16/2011	565	56,500,000	07/02/2020	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2019, the average annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT
Rate	2.37%	2.60%

For the year ended July 31, 2019, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUC	$6,010,998	$—
MUJ	5,824,151	19,038
MFT	1,471,094	—
MIY	4,807,350	9,640
MPA	1,950,412	11,170

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Net Investment Income
MUC	$27,389,659
MUJ	22,304,151
MFT	6,747,670
MIY	21,027,723
MPA	9,542,548

Undistributed net investment income as of July 31, 2018, was as follows:

Undistributed Net Investment Income
MUC	$2,019,353
MUJ	2,514,002
MFT	828,755
MIY	673,979
MPA	646,458

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUC	$0.0435	$0.0435	VMTP	W-7	$454,486
MUJ	0.0525	0.0525	VRDP	W-7	479,397
MFT	0.0500	0.0500	VMTP	W-7	116,856
MIY	0.0490	0.0490	VRDP	W-7	315,829
MPA	0.0460	0.0460	VRDP	W-7	110,254

(a)	Net investment income dividend paid on September 3, 2019 to Common Shareholders of record on August 15, 2019.
(b)	Net investment income dividend declared on September 3, 2019, payable to Common Shareholders of record on September 16, 2019.
(c)	Dividends declared for period August 1, 2019 to August 31, 2019.

On September 5, 2019, each Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, each Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

NOTES TO FINANCIAL STATEMENTS	63

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors/Trustees of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund (the “Funds”), including the schedules of investments, as of July 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 23, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Boards of Directors and Boards of Trustees (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock New Jersey Quality Fund (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” and together with MUC, MUJ, MFT and MIY, the “Funds” and each, a “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	65

Disclosure of Investment Advisory Agreement  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”), and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, MUC ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUC, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MUJ ranked second out of three funds, first out of three funds, and first out of three funds, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUJ, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MUJ’s underperformance during the applicable period.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that for each of the one-, three- and five-year periods reported, MFT ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MFT, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MIY ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MIY, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MPA ranked first out of three funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MPA, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MUC’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MUJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MFT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MIY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MPA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	67

Disclosure of Investment Advisory Agreement  (continued)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”) . If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MUC, MUJ, MFT and MIY that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLANS	69

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale's Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Director (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock's Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock's Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

DIRECTOR AND OFFICER INFORMATION	71

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Providers

Citibank, N.A.(a)

New York, NY 10179

Bank of America, N.A.(b)

New York, NY 10036

The Toronto-Dominion Bank(c)

New York, NY 10019

VRDP Remarketing Agents

Citigroup Global Markets Inc.(a)

New York, NY 10179

BofA Securities, Inc.(b)

New York, NY 10036

TD Securities (USA) LLC(c)

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MIY.
(b)	For MUJ.
(c)	For MPA.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MUC	36,331,255	2,357,538		35,965,803	2,722,990		36,366,011	2,322,782
MUJ	24,966,245	4,065,606		25,024,373	4,007,478		24,958,171	4,073,680
MIY	25,998,240	2,755,820		25,982,598	2,771,462		25,992,369	2,761,691

	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MFT	7,778,489	307,889	0	7,735,744	350,634	0	7,760,142	326,236	0
MPA	11,131,106	1,094,483	1,196	11,110,606	1,114,983	1,196	11,347,124	878,465	1,196

	Robert Fairbairn			Henry Gabbay			R. Glenn Hubbard
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MUC	36,306,148	2,382,645		36,300,055	2,388,738		35,972,825	2,715,968
MUJ	25,042,613	3,989,238		24,959,897	4,071,954		25,016,870	4,014,981
MIY	26,004,584	2,749,476		25,995,826	2,758,234		25,949,506	2,804,554

	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MFT	7,771,985	314,393	0	7,798,822	287,556	0	7,737,572	348,806	0
MPA	11,348,481	877,108	1,196	11,120,030	1,105,559	1,196	11,289,546	936,042	1,196

	Catherine A. Lynch			John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MUC	36,367,814	2,320,979		36,295,830	2,392,963		36,285,817	2,402,976
MUJ	24,963,757	4,068,094		25,046,016	3,985,835		24,976,770	4,055,081
MIY	26,004,578	2,749,482		26,009,435	2,744,625		25,996,886	2,757,174

	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MFT	7,772,570	313,808	0	7,777,619	308,759	0	7,785,128	301,250	0
MPA	11,360,364	865,225	1,196	11,361,952	863,637	1,196	11,132,234	1,093,355	1,196

				Frank J. Fabozzi (a)			W. Carl Kester (a)
				Votes For	Votes Withheld		Votes For	Votes Withheld
MUC				2,540	0		2,540	0
MUJ				2,371	0		2,371	0
MIY				2,319	0		2,319	0

				Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MFT				565	0	0	565	0	0
MPA				826	0	0	826	0	0

(a)	Voted on by holders of preferred shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ADDITIONAL INFORMATION	73

Additional Information  (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Except as described below, during the period there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective July 31, 2019, each Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. The adoption of the new policy will have no effect on a Fund’s existing investment policy to invest primarily in investment grade municipal obligations.

On July 29, 2019, the Board approved the elimination of MUC’s non-fundamental policy limiting investments in illiquid investments to 15% of MUC’s net assets. As a result, MUC may invest without limit in illiquid investments.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bonds

S/F	Single-Family

Syncora	Syncora Guarantee

VRDN	Variable Rate Demand Notes

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	75

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-7/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniHoldings California Quality Fund, Inc.	$38,760	$38,760	$0	$0	$21,500	$21,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings California Quality Fund, Inc.	$21,500	$21,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Michael Perilli, Vice President at BlackRock and Kevin Maloney, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor, Soccio have been members of the registrant’s portfolio management team since 2006, 2016, respectively. Messrs. Soccio and Maloney have been members of the registrant’s portfolio management team since 2018.

Portfolio Manager	Biography

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Michael Perilli	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.
Kevin Maloney	Vice President of BlackRock since 2019; Associate of BlackRock from 2014 to 2019; Analyst of BlackRock from2011 to 2013.

(a)(2) As of July 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	29	0	0	0	0	0
	$26.50 Billion	$0	$0	$0	$0	$0
Phillip Soccio	15	0	0	0	0	0
	$5.60 Billion	$0	$0	$0	$0	$0
Michael Perilli	20	0	0	0	0	0
	$4.81 Billion	$0	$0	$0	$0	$0
Kevin Maloney	7	0	0	0	0	0
	$1.55 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Maloney, the portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in

BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Phillip Soccio	None
Michael Perilli	None
Kevin Maloney	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniHoldings California Quality Fund, Inc.

Date: October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniHoldings California Quality Fund, Inc.

Date: October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock MuniHoldings California Quality Fund, Inc.

Date: October 4, 2019